                                                                    EXHIBIT 10.4

                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT

    THIS AGREEMENT made as of the 21st day of December, 1998, by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the several investors named on the Schedule of Investors attached hereto (individually, an "Initial Investor", and collectively, the "Initial Investors"); such additional investors as may be identified on such addenda to the Schedule of Investors as may be agreed upon by the Corporation and such additional investors in accordance with the terms of this Agreement (individually, an "Additional Investor", and collectively, the "Additional Investors")(the Initial Investors and the Additional Investors being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors"); and, solely for purposes of Section 8.1 hereof, Hubert Koster, Nola E. Masterson, and Robert
E. Patterson (individually a "Founder" and collectively the "Founders") and each holder of the Corporation's Series B Convertible Preferred Stock (the "Series B Investors") and Series C Convertible Preferred Stock (the "Series C Investors").

    WHEREAS, the Initial Investors wish to purchase from the Corporation, and the Corporation wishes to sell to the Investors, up to an aggregate of 6,153,850 shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred");

    WHEREAS, the Corporation wishes to sell to the Additional Investors up to an aggregate number of shares of Series D Preferred equal to the difference between 6,153,850 and the number of shares of Series D Preferred sold at the Initial Closing (as hereinafter defined); and

    WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of May 8, 1997 and amended as of January 12, 1998 (the "Series C Purchase Agreement") the Corporation granted certain rights of first refusal to the Series C Investors, the Series B Investors and the Founders, and the Corporation, such Series C Investors, Series B Investors and the Founders now desire to amend and restate such rights of first refusal in the Series C Purchase Agreement with the rights of first refusal set forth in Section 8.1 hereof.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

    SECTION 1.  Amendment of Certificate of Incorporation.  Immediately prior to
    ----------  -----------------------------------------
the execution and delivery of this Agreement, the Corporation filed with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), a copy of which is attached hereto as Exhibit 1, for the purpose of increasing and amending the authorized
          ---------
capital stock of the Corporation and setting forth the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, granted to or imposed upon the capital stock of the Corporation or the holders thereof.

    SECTION 2.  Purchase and Sale of the Series D Preferred.
    ----------  -------------------------------------------

    2.1  Initial Shares.  Subject to the terms and conditions of this Agreement,
         --------------
at the Initial Closing (as defined in Section 3.1), the Corporation agrees to issue and sell to each Initial

Investor the number of shares of Series D Preferred set forth opposite the name of such Initial Investor on the Schedule of Investors, at a purchase price equal
                                ---------------------
to $6.50 per share of Series D Preferred and an aggregate purchase price as set forth on the Schedule of Investors, and each Initial Investor, acting severally
             ---------------------
and not jointly, hereby agrees to purchase from the Corporation such number of shares of Series D Preferred at such purchase price. The shares of Series D Preferred sold at the Initial Closing are hereafter referred to as the "Initial Shares."

    2.2  Additional Shares.  Subject to the terms and conditions of this
         -----------------
Agreement, from time to time after the Initial Closing, but on or before December 31, 1998, the Corporation agrees to issue and sell to one or more Additional Investors who enter into this Agreement by executing one or more counterparts hereof up to an aggregate number of shares of Series D Preferred equal to 6,153,850 minus the number of Initial Shares (the "Additional Shares"). By executing such a counterpart, each such Additional Investor shall agree to purchase that number of Additional Shares as may be set forth opposite its name on such addenda to the Schedule of Investors which may be agreed upon between
                       ---------------------
the Corporation and each such Additional Investor, at the purchase price of $6.50 per share and at the aggregate purchase price set forth opposite such Additional Investor's name on such addenda. Each such addendum shall be executed by the Corporation and each such Additional Investor, a copy of each such addendum shall be delivered to each Investor, and each such addendum shall be deemed a part of this Agreement ab initio. Initial Investors may become
                                ---------
Additional Investors.


    The Initial Shares and the Additional Shares are referred to collectively hereinafter as the "Shares".

    SECTION 3.  Closings.
    ----------  --------

    3.1  Initial Closing.  The closing of the sale and purchase of the Initial
         ---------------
Shares (the "Initial Closing") shall take place simultaneously with the execution of this Agreement at the offices of Brobeck, Phleger & Harrison LLP, 550 West C Street, Suite 1300, San Diego, California 92101, on December 21, 1998 (the "Initial Closing Date"), or at such other location, date and time as may be agreed upon between the Initial Investors and the Corporation. At the Initial Closing, the Corporation shall issue and deliver to each Initial Investor a certificate or certificates registered in the name of such Initial Investor, representing the Initial Shares being purchased by it at the Initial Closing, against payment by such Initial Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Investor or an affiliate of such Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Investor or an affiliate of such Investor, or (e) any combination thereof.

    3.2  Additional Closings.  The closings of the sale and purchase of the
         -------------------
Additional Shares under this Agreement (the "Additional Closings") shall take place at such time, date and place as are mutually agreeable to the Corporation and any Additional Investor, but such Additional Closings, if any, shall take place on or before December 31, 1998. At the Additional Closings, the Corporation shall issue and deliver to each Additional Investor a certificate or certificates registered in the name of such Additional Investor, representing the Additional Shares being purchased by it at the Additional Closing, against payment by such Additional

Investor to the Corporation of the purchase price therefor in the form of (a) a check payable to the order of the Corporation, (b) a wire transfer to the account of the Corporation, (c) cancellation of indebtedness of the Corporation to such Additional Investor or an affiliate of such Additional Investor, (d) conversion of convertible promissory notes issued by the Corporation to such Additional Investor or an affiliate of such Additional Investor, or (e) any combination thereof.

    SECTION 4.  Representations and Warranties of the Corporation. The
    ----------  -------------------------------------------------
Corporation hereby represents and warrants to the Investors as of the date of this Agreement as follows:

    4.1  Organization.  The Corporation is a corporation duly organized, validly
         ------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. Except as set forth in
Exhibit 4.1, the Corporation is duly qualified as a foreign corporation and is
-----------
in good standing in all such other jurisdictions (which jurisdictions are listed in Exhibit 4.1) in which the conduct of its business or its ownership or leasing
   -----------
of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Corporation's operations or financial condition. Exhibit 4.1 contains a true,
                                                 -----------
complete and accurate copy of the By-Laws, as amended to date, of the Corporation (the "By-Laws").

   4.2   Capitalization.  The entire authorized capital stock of the Corporation
         --------------
consists of:

         (a) 34,960,347 shares of Common Stock, par value $.001 per share (the "Common Stock");

         (b) 1,650,000 shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred");

         (c) 2,976,663 shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred");

         (d) 4,679,834 shares of Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred"); and

         (e)  6,153,850 shares of Series D Preferred Stock.

    The number of shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred that are issued and outstanding or held as treasury shares as of the date hereof is as set forth in Exhibit 4.2. All
                                                         -----------
issued and outstanding shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred are validly issued, fully paid and nonassessable. The number of shares of Common Stock reserved for issuance upon the exercise of options granted and to be granted, and upon conversion of the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred, is as set forth in Exhibit 4.2. Prior to the Initial
                                       -----------
Closing, no shares of Series D Preferred were issued or outstanding.

    Exhibit 4.2 contains a list of all holders of capital stock of the
    -----------
Corporation and options, warrants or rights to purchase such capital stock, in each case including the number of shares of capital stock held by, or subject to purchase pursuant to the exercise of any option, warrant or right held by, each such holder. Except as set forth in Exhibit 4.2, there are no outstanding
                                     -----------
shares of capital stock of the Corporation or warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation. Except as set forth in Exhibit 4.2, the number
                                                       -----------
of shares of capital stock, if any, reserved for issuance in connection with the securities described in the immediately preceding sentence is not subject to adjustment by reason of the issuance of the Shares or the Reserved Shares (as defined in Section 4.16). Except as set forth in Section 8.1 or in Exhibit 4.2,
                                                                    -----------
there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or the By-Laws or any agreement to which the Corporation is a party, or otherwise, and except as set forth in the Voting Agreement, the Registration Rights Agreement and the Stock Restriction Agreement described in Section 4.16 of this Agreement, there is no agreement, restriction or encumbrance with respect to the sale or voting of any shares of the Corporation's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities) imposed by or through the Certificate of Incorporation, By-Laws or any agreement to which the Corporation is a party.

    4.3  Equity Investments.  Except as set forth on Exhibit 4.3, the
         ------------------                          -----------
Corporation does not currently have any subsidiaries nor currently own any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

    4.4  Financial Statements.  Attached as Exhibit 4.4 are the audited
         --------------------               -----------
financial statements of the Corporation for the years ended December 31, 1997 and 1996, and for the period from February 14, 1994 (inception) to December 31, 1997, along with the unaudited balance sheet of the Corporation as of September 30, 1998 (the "Balance Sheet") and the related unaudited statement of income for the nine months ended September 30, 1998 (September 30, 1998 is hereinafter sometimes referred to as the "Balance Sheet Date"). All such financial statements are in accordance with the books and records of the Corporation and present fairly the financial position and results of operations of the Corporation as of the dates and for the periods indicated in accordance with generally accepted accounting principles consistently applied, except that the unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

    4.5  Absence of Undisclosed Liabilities.  Except as set forth in Exhibit 4.5
         ----------------------------------                          -----------
or as reflected in the Balance Sheet, at the Balance Sheet Date (a) the Corporation had no material liabilities of any nature (matured or unmatured, fixed or contingent) of a type required by generally accepted accounting principles to be disclosed on a balance sheet of the Corporation which were not so disclosed; (b) all reserves established by the Corporation and set forth in the Balance Sheet were adequate; and (c) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately disclosed in the Balance Sheet as required by such Statement No. 5.

   4.6   Absence of Changes.  Except as set forth in Exhibit 4.6, since the
         ------------------                          -----------
Balance Sheet Date there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Corporation, (b) any material asset or property of the Corporation made subject to a lien of any kind, (c) any waiver of any valuable right of the Corporation, or the cancellation of any debt or claim held by the Corporation, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor, (e) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except in the ordinary course of business, (f) any loan by the Corporation to, or any loan to the Corporation from, any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor, (g) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Corporation, or (h) any change in the accounting methods or practices followed by the Corporation.

    4.7  Encumbrances.  Except as set forth in Exhibit 4.7, the Corporation has
         ------------                          -----------
good title to all of its property and assets, real, personal or mixed, tangible or intangible, free and clear of all liens, security interests, charges and other encumbrances of any kind.

    4.8  Intellectual Property Rights.  Except in each case as set forth in
         ----------------------------
Exhibit 4.8:
-----------

         (a) the Corporation owns or has the right to use all Intellectual Property Rights (as hereinafter defined) necessary or required for the conduct of its business as presently conducted or as proposed to be conducted;

         (b) to the Corporation's knowledge, no royalties or other amounts are payable by the Corporation to other persons by reason of the ownership or use of said Intellectual Property Rights; and

         (c) to the Corporation's knowledge, no product marketed or sold or proposed to be marketed or sold by the Corporation violates or will violate any license or infringes any Intellectual Property Rights of another, nor has the Corporation received any notice that any of such Intellectual Property Rights or the operation or proposed operation of the Corporation's business conflicts or will conflict with the rights of others.

    As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other industrial and intellectual property rights. A list of the Corporation's patents is set forth in Exhibit 4.8.
                                                             -----------

    Dr. Hubert Koster has entered into agreements with the Company relating to protection of proprietary information and invention assignment.

    4.9  Litigation.  There is no action, suit, claim, proceeding or
         ----------
investigation, at law, in equity or otherwise, or by or before any governmental instrumentality or other agency, now pending, or, to the Corporation's knowledge, threatened against the Corporation.

    4.10  No Defaults.  The Corporation is not in violation or breach of, or in
          -----------
default under, any provision of (a) the Certificate of Incorporation or the By-Laws or (b) except where any such violation, breach or default would not have a material adverse effect on the Corporation, any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, except as set forth in
Exhibit 4.14.  To the Corporation's knowledge, there exists no condition, event
------------
or act which after notice, lapse of time, or both, would constitute a violation or breach of, or a default under, any of the foregoing.

    4.11  Employment of Officers, Employees and Consultants.  To the
          -------------------------------------------------
Corporation's knowledge, no third party may assert any valid claim against the Corporation, any Investor, or any Designated Person (as hereinafter defined) with respect to (a) the continued employment by or association with the Corporation of any of the present officers or key employees of, or consultants to, the Corporation (collectively, the "Designated Persons"), or (b) the use or disclosure by the Corporation or any Designated Person of any information which the Corporation or any Designated Person would be prohibited from using or disclosing under any prior agreements or arrangements or under any laws, including, without limitation, laws applicable to unfair competition, trade secrets or proprietary information.

    4.12  Taxes.  The Corporation has filed all Federal, state, local and
          -----
foreign tax returns which are required to be filed by it and all such returns are true and correct. The Corporation has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party, except, in each case, for those which are not yet due and payable pursuant to such returns.

    4.13  Agreements.  Except as set forth in Exhibit 4.13, the Corporation is
          ----------                          ------------
not a party to any written or oral (a) contract with any labor union; (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c) contract for the employment of any officer, individual employee or other person or any contract with any person on a consulting basis; (d) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others; (e) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Corporation; (f) guaranty of any obligation for borrowed money or otherwise; (g) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party; (h) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation; (i) license or lease agreement with respect to any Intellectual Property Rights; (j) agreement or other commitment for capital expenditures in excess of $25,000; or
(k) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party. The Corporation has furnished to the Investors true and correct copies of all such agreements and other documents requested by the Investors or their authorized representatives.

    4.14  Compliance.  Except as set forth in Exhibit 4.14, the Corporation has
          ----------                          ------------
complied in all material respects with all Federal, state, local or foreign laws applicable to its business. Except as set forth in Exhibit 4.14, the Corporation
                                                   ------------
has all Federal, state, local and foreign governmental licenses, registrations and permits material to or necessary for the conduct of its business, and, except as set forth in Exhibit 4.14, such licenses, registrations and permits
                       ------------
are in full force and effect and there have been no violations in any material respect of any such licenses, registrations or permits. No proceeding is pending or, to the Corporation's knowledge, threatened, to revoke or limit any thereof.

    4.15  Insurance.  Exhibit 4.15 sets forth each insurance policy (specifying
          ---------
the insurer, the amount of coverage, the type of insurance, the policy number, the expiration date, the annual premium and any pending claims thereunder) maintained by the Corporation on its properties, assets, business or personnel. The insurance maintained by the Corporation on its properties, assets, business and personnel is in amounts deemed adequate by the Corporation, is in accordance with the standards of the industry in which the Corporation operates, and is under policies currently in effect and issued by insurers of recognized responsibility.

    4.16  Authorization of this Agreement.  The execution, delivery and
          -------------------------------
performance by the Corporation of this Agreement, the Amended and Restated Registration Rights Agreement of even date herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of Exhibit 4.16A (the "Registration Rights
                                  -------------
Agreement"), the Amended and Restated Voting Agreement of even date herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of Exhibit 4.16B (the "Voting
                                                      -------------
Agreement"), and the Amended and Restated Stock Restriction Agreement of even date herewith by and among the Corporation, the Investors and certain additional parties identified therein, which agreement is in the form of Exhibit 4.16C (the
                                                              -------------
"Stock Restriction Agreement"; this Agreement, the Registration Rights Agreement, the Voting Agreement and the Stock Restriction Agreement are hereinafter referred to collectively as the "Transaction Documents") have been duly authorized by all requisite corporate action. The Transaction Documents have been duly executed and delivered on behalf of the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent that the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable laws. The execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Shares and the shares of Common Stock issuable upon conversion of the Shares (collectively, the "Reserved Shares"), and compliance with the provisions hereof and thereof by the Corporation, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected except to the extent that any such violation, conflict, breach, default, lien, security interest, charge or encumbrance would not have a material adverse effect on the Corporation.

    4.17  Authorization of Shares.  The issuance, sale and delivery hereunder by
          -----------------------
the Corporation of the Shares have been duly authorized by all requisite corporate action, and when so issued, sold and delivered, the Shares will be fully paid and nonassessable and the Shares will be validly issued and outstanding and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

    4.18  Authorization of Reserved Shares.  The issuance, sale and delivery by
          --------------------------------
the Corporation of the Reserved Shares have been duly authorized by all requisite corporate action of the Corporation, and the Reserved Shares have been duly reserved for issuance upon conversion of the Shares, and when so issued, sold and delivered upon conversion of the Shares, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

    4.19  Related Transactions.  Except as set forth in Exhibit 4.19, no
          --------------------
director, officer or employee of the Corporation nor any "associate" (as defined in the rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")) of any such person is indebted to the Corporation, nor is the Corporation indebted (or committed to make loans or extend or guarantee credit) to any such person, nor is any such person a party to any transaction (other than as an employee or consultant) with the Corporation providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person.

    4.20  No Governmental Consent or Approval Required.  Except as set forth in
          --------------------------------------------
Exhibit 4.20, no authorization, consent, approval or other order of, declaration
------------
to, or filing with, any governmental agency or body is required to be made or obtained by the Corporation for or in connection with the valid and lawful authorization, execution and delivery by the Corporation of the Transaction Documents, for or in connection with the valid and lawful authorization, issuance, sale and delivery of the Shares or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

    4.21  Registration Rights.  Except as contemplated by the Registration
          -------------------
Rights Agreement, no person has any right to cause the Corporation to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any securities of the Corporation.

    4.22  Exemptions from Securities Laws.  Subject to the accuracy of the
          -------------------------------
representations and warranties of the Investors set forth in Section 5 hereof, the provisions of Section 5 of the Securities Act are inapplicable to the offering, issuance, sale and delivery of the Shares and the Reserved Shares, and no consent, approval, qualification or registration or filing under any state securities laws is required in connection therewith, except such exemptive filings as are required to be made under applicable securities laws and have been and shall be made on a timely basis.

    4.23  Commitments from German Government.  Exhibit 4.23 accurately describes
          ----------------------------------   ------------
certain commitments from certain German governmental authorities made with respect to the Corporation and its subsidiary Sequenom Instruments GmbH.

    SECTION 5.  Representations and Warranties of the Investors.  Each Investor,
    ----------  -----------------------------------------------
severally and not jointly, represents and warrants to the Corporation as of the date of this Agreement as follows:

    5.1   Organization.  If other than an individual, such Investor is an entity
          ------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite power and authority to own and lease its properties, to carry on its business, and to carry out the transactions contemplated hereby.

    5.2   Purchase for Investment.  Such Investor is acquiring the Shares, and,
          -----------------------
in the event such Investor should acquire Reserved Shares upon conversion of the Shares, such Investor will be acquiring such Reserved Shares, for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

    5.3   Unregistered Securities; Legend.  Such Investor understands that the
          -------------------------------
Shares have not been, and the Reserved Shares will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that they must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. Such Investor further understands that such exemption depends upon, among other things, the bona fide nature of such Investor's investment intent expressed herein. Such Investor acknowledges that the certificates for the Shares and the Reserved Shares shall bear a legend to such effect, and appropriate transfer instructions may be issued.

    5.4   Status of the Investors.  Such Investor has not been formed for the
          -----------------------
specific purpose of acquiring Shares or Reserved Shares pursuant to this Agreement. Such Investor understands the term "accredited investor," as used in Regulation D promulgated under the Securities Act and represents and warrants to the Corporation that such Investor is an "accredited investor" for purposes of acquiring Shares and Reserved Shares.

    5.5   Knowledge and Experience; Economic Risk.  Such Investor has sufficient
          ---------------------------------------
knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and is capable of protecting its interest in connection with this transaction. Such Investor is able to bear the economic risk of such investment, including a complete loss of the investment.

    5.6   Access to Information.  Such Investor acknowledges that such Investor
          ---------------------
and its representatives have had the opportunity to ask questions and receive answers from officers and representatives of the Corporation concerning the transactions contemplated by this Agreement, and to obtain any additional information which the Corporation possesses or can acquire that is necessary to verify the accuracy of the information regarding the Corporation herein set forth or otherwise desired in connection with its purchase of the Shares purchasable by it.

    5.7   Authorization.  The execution, delivery and performance by such
          -------------
Investor of this Agreement have been duly authorized by all requisite action of such Investor and its partners or equity holders. This Agreement has been duly executed and delivered on behalf of such Investor and constitutes the valid and binding obligation of such Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution, delivery and performance of the Transaction Documents, the purchase of the Shares and compliance with the provisions hereof and thereof by such Investor, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, such Investor's charter, by-laws, partnership agreement or other organizational document, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which such Investor is a party or by which it or any of its property is bound or affected except to the extent that any such violation, conflict, breach or default would not have a material adverse effect on such Investor.

    5.8   No Governmental Consent or Approval Required.  No authorization,
          --------------------------------------------
consent, approval or other order of, or declaration to, or filing with, any governmental agency or body is required to be made or obtained by such Investor for or in connection with the valid authorization, execution and delivery by such Investor of the Transaction Documents or for the valid purchase by such Investor of the Shares hereunder or for or in connection with the issuance to such Investor of any Reserved Shares.

    5.9   Rule 144.  Such Investor understands that the exemption from
          --------
registration afforded by Rule 144 (the provisions of which are known to such Investor) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act depends upon the satisfaction of various conditions, that such exemption is not currently available and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

    SECTION 6.  Conditions Precedent to Closing by the Investor.  The obligation
    ---------   -----------------------------------------------
of each Investor to purchase and pay for the Shares being purchased by such Investor is subject to satisfaction (or waiver by the Investor) of the following conditions precedent at the Initial Closing:

    6.1   Corporate Proceedings.  All corporate and other proceedings to be
          ---------------------
taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to the Investors and their counsel, who shall have received all such originals or certified or other copies of such documents as they may reasonably request.

    6.2   Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Corporation in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects at the time of the Initial Closing with the same force and effect as if they had been made at and as of the time of the Initial Closing.

    6.3   Compliance with Covenants.  The Corporation shall have duly complied
          -------------------------
with and performed all covenants and agreements of the Corporation herein which are required to be complied with and performed at or before the Initial Closing.

    6.4   Certificate of Compliance.  The Corporation shall have provided at the
          -------------------------
Initial Closing a certificate, dated the date of the Initial Closing, in form and substance reasonably satisfactory to such Investor, confirming compliance with the conditions set forth in Sections 6.2 and 6.3.

    6.5   Opinion of Counsel.  At the Initial Closing, each of the Investors
          ------------------
purchasing Shares shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Corporation, an opinion addressed to such Investors, dated the date of such Closing, to the effect set forth in Exhibit 6.5.
                                                 -----------

    6.6   Related Agreements and Documents.  At or before the Initial Closing,
          --------------------------------
the parties thereto shall have executed and delivered the Registration Rights Agreement, the Voting Agreement and the Stock Restriction Agreement, and the Corporation shall have delivered to the Investors such other documents as they shall reasonably request.

    6.7   Blue Sky Matters.  All consents, approvals, qualifications,
          ----------------
registrations and filings required to be obtained or effected under any applicable state securities or "blue sky" laws in connection with the issuance, sale and delivery of the Shares prior to the sale of the Shares shall have been obtained or effected and copies of the same delivered to each of the Investors.

    6.8   Subscription by Other Investors.  Initial Shares in an amount which
          -------------------------------
would result in at least $20,000,000 in aggregate proceeds to the Company shall have been subscribed for at the Initial Closing.

    SECTION 7.  Financial Reports.  Subject to the limitations set forth in
    ----------  -----------------
Section 7.6, the Corporation agrees to furnish each of the Investors and any transferee to which any Investor transfers at least 100,000 Shares (a "Series D Transferee") with the following:

    7.1   Quarterly Reports.  Within 45 days after the end of each fiscal
          -----------------
quarter, an unaudited financial report of the Corporation, which report shall be prepared in accordance with generally accepted accounting principles consistently applied (except that the financial report may (i) be subject to normal year-end audit adjustments neither individually nor in the aggregate material and (ii) not contain all notes thereto which may be required in accordance with generally accepted accounting principles) and shall be certified by either the Chief Executive Officer or the Chief Financial officer of the Corporation to have been so prepared, and which shall include the following:

          (a) an income statement for such quarter, together with a cumulative income statement from the first day of the then-current fiscal year to the last day of such quarter;

          (b)  a balance sheet as of the last day of such quarter;

          (c)  a statement of cash flows for such quarter;

          (d) a comparison between the actual figures for such quarter, the comparable figures (with respect to the foregoing clauses (a) and (b) only) for the prior year (if any) and the comparable figures included in the Budget (as hereinafter defined) for such quarter, with an explanation of any material differences between them.

    The financial report for each fiscal quarter shall be accompanied by a report by the Chief Executive Officer of the Corporation explaining business developments and problems occurring during the quarter.

    7.2   Annual Reports.  Within 120 days after the end of each fiscal year of
          --------------
the Corporation, audited financial statements of the Corporation, which shall include an income statement for such fiscal year and a balance sheet as of the last day thereof, and statements of stockholders' equity and cash flows for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, certified by independent certified public accountants of recognized national standing satisfactory to the Investors, together with such accountants' annual management letter.

    7.3   Consolidated Financial Statements.  If for any period the Corporation
          ---------------------------------
shall have any subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing Sections 7.1 and 7.2 shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated subsidiaries.

    7.4   Other Reports and Information.  Promptly upon becoming available:
          -----------------------------

          (a) copies of all financial statements, reports, notices, press releases, proxy statements and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange; and

          (b) any other financial or other information available to management of the Corporation as any of the Investors shall have reasonably requested on a timely basis.

    7.5   Budgets and Operating Plans.  At least 30 days prior to the beginning
          ---------------------------
of each fiscal year of the Corporation, a monthly operating plan of the Corporation, with monthly break-downs, for such fiscal year (the "Budget"). The Budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation. The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom which are proposed to be made by the Corporation shall be resubmitted to its Board of Directors in advance and shall be accepted when approved by, and the Corporation shall not make any such changes or material deviations to or from the Budget without such prior approval of, its Board of Directors. The Budget shall include an income statement, balance sheet and cash flow information.

    7.6   Limitations on Rights of Investors under Section 7.  The Corporation
          --------------------------------------------------
shall provide the information required by Sections 7.1 through 7.5 to each Investor and any Series D Transferee so long as such Investor or Series D Transferee shall own at least 100,000 shares of the Common Stock (including in such number shares of Common Stock issuable upon Conversion of Series D Preferred) appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like. The foregoing provisions of this
Section 7 to the contrary notwithstanding, the Investors shall not have any rights and the Corporation shall not have any obligations under the foregoing provisions of this Section 7 at such time that the Common Stock is registered under Section 12 of the Exchange Act.

    SECTION 8.  Additional Agreements of the Corporation.
    ---------   ----------------------------------------

    8.1   Right of First Refusal.
          ----------------------

          (a)  Subject to the limitations set forth in paragraph (i) of this
Section 8.1 and in Section 8.9, the Corporation hereby grants to each Investor, each Series C Investor, each Series B Investor, each Founder, and any of their respective permitted assignees described in paragraph (j) of this Section 8.1 (each a "Right Holder") the right of first refusal to purchase, pro rata, all (or any part) of any New Securities (as defined in this Section 8.1(b)) that the Corporation may, from time to time, propose to sell or issue. Each such Right Holder's pro rata share, for purposes of this right of first refusal, is the ratio of (i) the number of shares of Common Stock then held of record by, or issuable on conversion of Series D Preferred, Series C Preferred, Series B Preferred or Series A Preferred (collectively, "Preferred Stock") then held of record by, such Right Holder to (ii) the sum of the total number of shares of the Common Stock issued and outstanding plus the total number of shares of Common Stock issuable upon conversion of the Preferred Stock, in each case at such time (the "Basic Amount").

          (b) "New Securities" shall mean any equity securities of the Corporation, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; provided, however, that "New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act, the gross proceeds to the Corporation from the sale of which would equal or exceed $20,000,000;
(ii) securities issued pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets, or other reorganization whereby the Corporation acquires not less than a majority of the voting power of such corporation; (iii) up to 2,700,000 shares (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or the like) of Common Stock (or related options) issued to employees, officers or other persons performing services for the Corporation pursuant to any stock offering, plan or arrangement approved by the Board of Directors of the Corporation, which number may be adjusted upward by the affirmative vote of a majority of the whole Board of Directors; (iv) securities issued in connection with any stock split, stock dividend or recapitalization by the Corporation; (v) shares of Common Stock issued upon conversion of the Shares; (vi) securities issuable upon exercise or conversion of any rights, options, warrants or convertible securities outstanding on the date of this Agreement; (vii) securities issued to any financial institution in connection with a loan transaction approved by the Board of Directors of the Corporation; (viii) securities issued to vendors or customers or to other persons in similar commercial situations with the Corporation, provided such issuance is approved by the Board of Directors of the Corporation; (ix) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person involved in the financing, provided such issuance is approved by the Board of Directors of the Corporation; (x) the Additional Shares; (xi) securities issued to Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleighsbank ("TBG") upon conversion of any repayment premiums payable to TBG by the Corporation's German subsidiary pursuant to silent partnership arrangements in the aggregate amount of DM 6 million; or (xii) any right, option or warrant to acquire any security convertible into securities excluded from the definition of New Securities pursuant to clauses (i) through (x) above.

          (c) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Corporation shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the "Offer"), which Offer shall (i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the New Securities are to be offered, issued, sold or exchanged and
(iv) offer to issue and sell to or exchange with such Right Holder (a) such Right Holder's Basic Amount, and (b) any additional portion of the New Securities as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Right Holder shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its terms shall remain open and irrevocable for such 30-day period.

          (d) To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Corporation prior to the end of the 30-day period of the Offer, setting forth the portion of the Right Holder's Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Right Holders are less than the total New Securities, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the New Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (e) In the event that Notices of Acceptance are not given by the Right Holders in respect of all the New Securities, the Corporation shall have 90 days from the expiration of the period set forth in paragraph (c) above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the "Refused Securities"), but only to the offerees or purchasers and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are described in the Offer.

          (f) In the event the Corporation shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in paragraph (e) above), then each Right Holder may, at its sole option and in its sole discretion, reduce the number or amount of the New Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the New Securities that the Right Holder elected to purchase pursuant to paragraph (d) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of New Securities the Corporation actually proposes to issue, sell or exchange (including New Securities to be issued or sold to Right Holders pursuant to paragraph (d) above prior to such reduction) and (ii) the denominator of which shall be the amount of all New Securities. In the event that any Right Holder so elects to reduce the number or amount of New Securities specified in its Notice of Acceptance, the Corporation may not issue, sell or exchange more than the reduced number or amount of the New Securities unless and until such securities have again been offered to the Right Holders in accordance with paragraph (c) above.

          (g) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Corporation, and the Corporation shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (f) above if the Right Holders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Right Holders of any New Securities is subject in all cases to the preparation, execution and delivery by the Corporation and the Right Holders of a purchase agreement relating to such New Securities reasonably satisfactory in form and substance to the Right Holders and their respective counsel.

          (h) Any New Securities not acquired by the Right Holders or other persons in accordance with paragraph (e) above may not be issued, sold or exchanged until they are again offered to the Right Holders under the procedures specified in this Agreement.

          (i) This right of first refusal shall run to each Investor, each Series C Investor, each Series B Investor, each Founder and any of their respective permitted assignees under paragraph (j) of this Section 8.1 only for so long as they hold the following number of shares of Common Stock (including in such number shares of Common Stock issuable upon conversion of Preferred Stock):

               (i) in the case of the Founders and the Series B Investors who were parties to the Stock Purchase Agreement dated May 26, 1994, and their respective permitted assignees, 50,000 shares; and

               (ii) in the case of all other Series B Investors, the Series C Investors and the Investors, and their respective permitted assignees, 200,000 shares (including shares held by their respective Affiliates (as hereinafter defined)).

          (j)  This right of first refusal may be assigned, in whole or in part,
(i) to any Affiliate (as hereinafter defined) of any Right Holder or (ii) to any assignee who acquires not less than 50,000 shares of Common Stock in the case of an assignment from assignor described in clause (i) of paragraph (i) of this
Section 8.1, or 200,000 shares of Common Stock in the case of an assignment from an assignor described in clause (ii) of paragraph (i) of this Section 8.1 (in each case, including in such number shares of Common Stock issuable upon conversion of Preferred Stock and appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like). As used in this Section, an Affiliate of a Right Holder shall mean any general or limited partner of the Right Holder that is a partnership or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Right Holder. In addition, for purposes of this Section, in the case of any Right Holder that is a limited partnership for which TVM Techno Venture Management Limited Partnership, TVM Techno Venture Management III GmbH or any of their respective Affiliates serves as a general partner, the term Affiliate of any such Right Holder shall include KBL Founder Ventures SCA, KB Lux Venture Capital Fund - European Biotechnology and their respective Affiliates and Alpinvest International B.V. and its Affiliates.

          (k) This Section 8.1 shall amend and restate Section 8.1 of the Series C Purchase Agreement, which Section 8.1 shall no longer have any force or effect.

    8.2   Keeping of Records and Books of Account.  The Corporation shall keep,
          ---------------------------------------
and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Corporation and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

    8.3   Insurance.  The Corporation will do or cause to be done all things
          ---------
necessary to preserve and maintain in full force and effect fire and casualty insurance policies, with extended coverage, on its properties, assets, business and personnel, in amounts deemed adequate by the Corporation, and in accordance with the standards of the industry in which the Corporation operates, sufficient in amount to allow it to replace any of its properties which might be damaged or destroyed.

    8.4   Key Man Life Insurance.  The Corporation shall use its best efforts to
          ----------------------
maintain in force a policy of life insurance, naming the Corporation as beneficiary, on the life of Dr. Hubert Koster, in the amount of US$1,000,000.

    8.5   Maintenance of Corporate Existence, etc.  The Corporation will do or
          ---------------------------------------
cause to be done all reasonable things necessary to preserve and keep in full force and effect its existence and all of its rights (charter and statutory), subject in all cases to the exercise by the Board of Directors of the Corporation of their fiduciary obligations. The Corporation shall comply in all respects with the provisions of its Certificate of Incorporation and By-laws.

    8.6   Maintenance of Facilities.  The Corporation will cause all facilities
          -------------------------
owned or leased in the conduct of its business to be maintained and kept in good condition and repair and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Corporation may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Corporation from discontinuing the lease or maintenance of any such facilities if such discontinuance is, in the good faith judgment of the Board of Directors of the Corporation, desirable in the conduct of its business.

    8.7   Payment of Taxes.  The Corporation will pay or discharge or cause to
          ----------------
be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Corporation or upon the income, profits or property of the Corporation; and (2) all material liabilities of the Corporation; provided, however, that the Corporation shall not be required to pay or discharge or cause to be paid or discharged any such tax assessment, liability, or charge, whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with generally accepted accounting principles.

    8.8   Compliance with Applicable Laws.  The Corporation shall conduct its
          -------------------------------
business in compliance in all material respects with all laws and valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

    8.9   Limitation On Rights of Investors.  The rights of Right Holders,
          ---------------------------------
including the Investors under Section 8.1, and the obligations of the Corporation to Right Holders, including the Investors under Section 8.1, shall terminate and be of no effect upon and following the closing of a firm commitment underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the offering price per share is not less than $10.00 (prior to underwriter's discounts and commissions), appropriately adjusted to take account of any stock split, stock dividend, combination of shares, or the like, and (ii) the aggregate gross proceeds to the Corporation from such offering are not less than $20 million.

    8.10  Proprietary Information and Invention Assignment Agreements.  As soon
          -----------------------------------------------------------
as practicable after the Initial Closing, the Corporation will use reasonable efforts to cause each senior technical employee who has not already signed an agreement with the Corporation relating to the protection of proprietary information and the assignment of inventions to sign such an agreement in a form acceptable to the Board of Directors of the Corporation.

    SECTION 9.  Expenses.
    ----------  --------

    9.1   Expenses.  The Corporation shall pay the reasonable fees and
          --------
disbursements of one or more special counsel to the Investors in connection with the transactions contemplated by this Agreement, up to a maximum aggregate amount of $10,000. Otherwise, the Corporation and the Investors shall each bear their own expenses, including the fees and disbursements of their respective counsel, incurred in connection with the purchase and sale of the Shares.

    9.2   Brokers.  No party to this Agreement has employed any broker or finder
          -------
in connection with the transactions contemplated hereby. No person or entity will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon any such party of any commission, fee or other compensation as a finder or broker because of any act or omission by such party or any agent of such party. Each party to this Agreement agrees to indemnify and hold the others harmless from payment of any brokerage fee, finders fee, or commission claimed by any third party who claims to have been involved because of association with such party.

    SECTION 10.   Exchanges; Lost, Stolen or Mutilated Certificates. Upon
    -----------   -------------------------------------------------
surrender by any Investor to the Corporation of a certificate or certificates representing shares of Series D Preferred purchased or acquired by such Investor hereunder, or representing Reserved Shares received upon conversion of any such shares of Series D Preferred, the Corporation at its expense shall issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares, in such denomination or denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any shares of Series D Preferred purchased or acquired by the Investor hereunder, or representing Reserved Shares received upon conversion of any such shares of Series D Preferred and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense shall issue and deliver to such Investor a new certificate for such shares of Series D Preferred or Reserved Shares, of like tenor, in lieu of such lost, stolen or mutilated certificate.

    SECTION 11.   Survival of Representations, Warranties, Covenants and
    -----------   ------------------------------------------------------
Agreements.  The covenants, representations and warranties of the parties
----------
contained herein shall survive the execution and delivery of this Agreement, the Initial Closing and all Additional Closings. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by any party pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by such party under this Agreement.

    SECTION 12.   Remedies.  In case any one or more of the covenants or
    -----------   --------
agreements set forth in this Agreement shall have been breached by the Corporation, the Investors may proceed to protect and enforce their rights either by suit in equity or by action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement.

    SECTION 13.   Successors and Assigns.  This Agreement shall be binding upon,
    -----------   ----------------------
and inure to the benefit of, each of the parties hereto and, except as otherwise expressly provided herein, each other person who shall become a registered holder named in any certificate evidencing shares of Common Stock or Series D Preferred transferred to such holder by any of the Investors or their permitted transferees, and (except as aforesaid) their respective legal representatives, successors and assigns.

    SECTION 14.   Entire Agreement; Effect on Prior Documents.  This Agreement
    -----------   -------------------------------------------
and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

    SECTION 15.   Notices.  All notices, requests, consents and other
    -----------   -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or fax or DHL, Federal Express or other internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                  (i)  if to the Corporation, to:

                       Sequenom, Inc.
                       11555 Sorrento Valley Road, Suite C
                       San Diego, California 92121
                       Attention: President
                       Fax: (619) 350-0344

                       with a copy to:

                       John A. Denniston, Esq.
                       Brobeck, Phleger & Harrison LLP
                       550 West C Street, Suite 1300
                       San Diego, California 92101
                       Fax: (619) 234-3848

                 (ii) if to the Investors, to their respective addresses set forth on the Schedule of Investors.
             ---------------------

    SECTION 16.   Amendments; Waivers.  This Agreement, other than Sections 8.1
    -----------   -------------------
and 8.9 and the second sentence of this Section 16, may be amended, and compliance with the provisions of this Agreement, other than Sections 8.1 and
8.9 and the second sentence of this Section 16, may be omitted or waived, by the written agreement of the Corporation and Investors or assignees of their rights hereunder holding at least two-thirds in voting power of the Series D Preferred (and Common Stock issued upon conversion thereof) held by the Investors and such assignees. Sections 8.1 and 8.9 hereof and the second sentence of this Section 16 may be amended, and compliance with the provisions of Sections 8.1 and 8.9 hereof and the second sentence of this Section 16 may be omitted or waived, by the written agreement of the holders of at least two-thirds in voting power of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred (or Common Stock issued upon conversion thereof) held by Right Holders.

    SECTION 17.   Counterparts.  This Agreement may be executed in any number of
    -----------   ------------
counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

    SECTION 18.   Headings.  The headings of the various sections of this
    -----------   --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

    SECTION 19.   Nouns and Pronouns.  Whenever the context may require, any
    -----------   ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

    SECTION 20.   Governing Law.  This Agreement shall be governed by, and
    -----------   -------------
construed and enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

    SECTION 21.   Severability.  Any provision of this Agreement that is
    -----------   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    SECTION 22.   Information Confidential.  Each Investor acknowledges that the
    -----------   ------------------------
information received by it pursuant hereto (including without limitation under Section 7 hereof) is confidential and for its use only and such Investor will not reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information), except in connection with the exercise of rights under this Agreement, unless the Corporation has made such information available to the public generally or such Investor is required to disclose such information by law or by any court or other governmental body; provided, however, that an Investor may make general statements concerning the nature and progress of the Corporation's business and may include summary financial information concerning the Corporation in such Investor's reports to its partners or shareholders. The obligation of confidentiality set forth in this Section shall not apply to information (i) generally known on a non-confidential basis (without fault of an Investor) to companies in the Corporation's line of business; (ii) lawfully obtained by an Investor without restriction on disclosure; (iii) known to an Investor prior to receipt from the Corporation without restriction on disclosure; or (iv) independently developed by an Investor without use of information provided by the Corporation.


                                    *  *  *

    IN WITNESS WHEREOF, the undersigned have executed this Series D Convertible Preferred Stock Purchase Agreement as of the day and year first written above.


                              SEQUENOM, INC.

                              By:   /s/ Hubert Koster
                                    ----------------------------------
                              Its:  President

FOUNDERS:

                              /s/ Hubert Koster
                              ----------------------------------------
                              Hubert Koster

                              /s/ Nola E. Masterson
                              ----------------------------------------
                              Nola E. Masterson

                              /s/ Robert E. Patterson
                              ----------------------------------------
                              Robert E. Patterson

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------

                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP

                              By:   /s/ illegible
                                    ----------------------------------
                                    General Partner


                              ***

                              By:   ***               ***
                                    ---------------   ----------------
                              Its:  ***               ***
                                    ---------------   ----------------


                              ALPINVEST INTERNATIONAL B.V.

                              By:   /s/ illegible     /s/ illegible
                                    ---------------   ----------------
                              Its:  authorized signatories
                                    ----------------------------------


                              ***


                              By:   ----------------------------------
                                    ***



                                    ----------------------------------
                                    ***



                                    ----------------------------------
                                    ***


                                    ***
                                    ----------------------------------
                                    ***


                                    ----------------------------------
                                    ***

   [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    ----------------------------------
                                    ***


                                    ----------------------------------
                                    ***

                                    /s/ Hubert Koster
                                    ----------------------------------
                                    Hubert Koster

                                    /s/ Ernst-Gunter Afting
                                    ----------------------------------
                                    Ernst-Gunter Afting


                                    ***


                                    By:   ***


                                    By:   ***
                                          ----------------------------
                                          ***


                                    ***

                                    By:   ***


                                    By:   ***
                                          ----------------------------
                                          ***

  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    ***

                                    By:   ***
                                          ***

                                    By:   ***
                                          ----------------------------
                                          ***

SERIES C INVESTORS:

                                    TVM TECHNO VENTURE
                                    ENTERPRISES NO. II
                                    LIMITED PARTNERSHIP


                                    By:   TVM Techno Venture Management
                                          Limited Partnership
                                             its general partner


                                    By:   TVM Management LLC
                                             its general partner


                                    By:   /s/ illegible
                                          ----------------------------
                                    Its:  Treasurer
                                          ----------------------------


                                    TVM INTERTECH
                                    LIMITED PARTNERSHIP


                                    By:   TVM Techno Venture Management
                                          Limited Partnership
                                            its general partner


                                    By:   TVM Management LLC
                                            its general partner


                                    By:   /s/ illegible
                                       ----------------------------------
                                    Its:  Treasurer
                                       ----------------------------------

  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


                              TVM EUROTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP


                              By:   /s/ illegible
                                    ----------------------------------
                              Its:  Treasurer
                                    ----------------------------------


                              ***


                              By:   ***                  ***
                                    -------------        -------------
                              Its:  ***                  ***
                                    -------------        -------------

  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ALPINVEST INTERNATIONAL B.V.


                              By:   /s/ illegible        /s/ illegible
                                    -------------        -------------
                              Its:  authorized signatories
                                    ----------------------------------


                              ***
                              -----------------------------------------
                              ***



                              ***
                              ----------------------------------------
                              ***


                              ----------------------------------------
                              ***


                              ----------------------------------------
                              ***


                              ***


                              By:   ***
                                    ----------------------------------
                              Its:  ***
                                    ----------------------------------
                                    ***


                              ***


                              By:   ***
                                    ----------------------------------
                              Its:  ***
                                    ----------------------------------


                              LOMBARD ODIER & CIE


                              By:   /s/ Michaela Troyanov     /s/ A. Plattet
                                    ------------------------  --------------
                              Its:  Assistant Vice President  Vice President
                                    ------------------------  --------------

  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***


                              By:
                                    ----------------------------------
                              Its:
                                    ----------------------------------


                              ***


                              By:   ***
                                    ----------------------------------
                              Its:  ***
                                    ----------------------------------


                              ***


                              By:   ***

                              Its:  ***


                              By:   ***
                                    ----------------------------------
                              Its:
                                    ----------------------------------


                              ***


                              By:   ***


                              Its:  ***


                              By:   ***
                                    ----------------------------------
                              Its:
                                    ----------------------------------
  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***


                              By:   ***


                              Its:  ***


                              By:   ***
                                    ----------------------------------
                              Its:
                                    ----------------------------------



                              ***


                              By:   ***              ***
                                    ---------------  -------------------------
                              Its:  ***              ***
                                    ---------------  -------------------------

  [SIGNATURE PAGE TO SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

461,538                       By: ***
----------------                  ------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------


                              Address:
$3,000,000                             -------------------------------
--------------------
Total Purchase Price          ----------------------------------------
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

652,686                       By: ***
----------------                  ------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------

                              By:   ***
                                    ----------------------------------


                              Title:  ***
                                      --------------------------------


                              Address: ***
                                      --------------------------------
US $4,242,459.00              ***
--------------------          ----------------------------------------
Total Purchase Price          ***
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

                              By:  ***
-----------------------            -----------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------


                              Address: ***
                                       -------------------------------
$3,000,000                    ***
-----------------------       ----------------------------------------
Total Purchase Price          ***
                              ----------------------------------------

                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

84,000                        By: ***
-------------------------         ------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------



                              Address: ***
                                       -------------------------------
USD 546,000                     ***
-------------------------       --------------------------------------
Total Purchase Price            ***
                                --------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

172,000                       By: ***
-------------------------         ------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------


                              Address: ***
                                       -------------------------------
$1,118,000.00                 ***
--------------------          ----------------------------------------
Total Purchase Price          ***
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

                              By:  ***
-------------------------          -----------------------------------
Shares Purchased

                              Title:
                                     ---------------------------------


                              Address: ***
                                       -------------------------------
100,000                       ***
-------------------------     ----------------------------------------
Total Purchase Price          ***
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

20,000                        By: ***
-------------------------     ----------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------


                              Address: ***
                                       -------------------------------
US $130,000                   ***
-------------------------     ----------------------------------------
Total Purchase Price          ***
                              ----------------------------------------



                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.

                              ***
                              --------------------------------------------
                              (print name)

461,538                       By: ***                ***
-------------------------         -----------------  ---------------------
Shares Purchased                  ***                ***

                              Title:  ***           / ***
                                      -------------------------------------



                              Address: ***
                                       ------------------------------------
USD 2,999,997.00              ***
-------------------------     ---------------------------------------------
Total Purchase Price          ***
                              ---------------------------------------------

We refer to the Memorandum dated November 16, 1998
and the documents in the drafting dated November 11, 1998



                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              Prof. Dr. med. Dr. rer. Nat.
                              Ernst-Gunter Afting
                              ----------------------------------------
                              (print name)

                              By:  /s/ Ernst- Gunter Afting
-------------------------          -----------------------------------
Shares Purchased

                              Title:
                                     ---------------------------------

                              Address:
                                      --------------------------------

-------------------------     ----------------------------------------
Total Purchase Price
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***
                              ----------------------------------------
                              (print name)

38,461                        By: ***
-------------------------     ----------------------------------------
Shares Purchased

                              Title:  ***
                                      --------------------------------


                              Address: ***
                                       -------------------------------
$269,966.50                            ***
-------------------------     ----------------------------------------
Total Purchase Price                   ***
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              Alpinvest International B.V.
                              ----------------------------------------
                              (print name)

461,538                       By: /s/ illegible          /s/ illegible
-------------------------         --------------         -------------
Shares Purchased

                              Title:  Authorized Signatories
                                      --------------------------------


                              Address: Gooimeer 3, P.O. Box 5073
                                       -------------------------------
US 2,999,997.00               1410 AB Naarden
-------------------------     ----------------------------------------
Total Purchase Price          The Netherlands
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***


136,616                       By: ***                 ***
-------------------------         -------------       --------------
Shares Purchased              Its:  ***               ***
                                    -----------        ---------------


                              Address: ***
                                       -------------------------------
$888,004                               ***
-------------------------     ----------------------------------------
Total Purchase Price                   ***
                              ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              ***


136,615                       By: ***                  ***
-------------------------         -------------        -------------
Shares Purchased              Its:  ***                ***
                                    -----------        -------------


                              Address: ***
                                       -------------------------------
$887,998                               ***
-------------------------     ----------------------------------------
Total Purchase Price                   ***
                              ----------------------------------------

                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

     By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                              TVM MEDICAL VENTURES


                              By:   /s/ illegible         /s/ illegible
-------------------------           -------------         -------------
Shares Purchased              Its:    Managing Partner    CFO
                                      --------------------------------


                              Address:
$ 3,500,000                            -------------------------------
-------------------------     ----------------------------------------
Total Purchase Price          ----------------------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                                        TVM ZWEITE BETEILIGUNG-US
                                        LIMITED PARTNERSHIP

122,462                                 By:
---------------------------                 ---------------------------
Shares Purchased

                                        Title:
                                               ------------------------


                                        Address:
$796,003                                         ----------------------
---------------------------             -------------------------------
Total Purchase Price                    -------------------------------


                                        TVM ZWEITE BETEILIGUNG-US
                                        LIMITED PARTNERSHIP

                                        By:  TVM Techno Venture Management
                                             Limited Partnership,
                                               its General Partner

                                        By:  TVM Management, LLC
                                               its General Partner

                                        By:  /s/ illegible
                                        -------------------------------
                                        Title:   Treasurer


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                                        TVM TECHNO VENTURE
                                        INVESTORS NO. 1
                                        LIMITED PARTNERSHIP

4,615                                   By: /s/ illegible
--------------------------              ----------------------------
Shares Purchased

                                        Title:  General Partner
                                                --------------------


                                        Address:
$29,997.50                                      ---------------------
--------------------------              -----------------------------
Total Purchase Price                    -----------------------------


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                                        TVM INTERTECH
                                        LIMITED PARTNERSHIP

24,492                                  By:
-----------------------------              -----------------------------
Shares Purchased

                                        Title:
                                               -------------------------


                                        Address:
$ 159,198                                        -----------------------
-----------------------------           --------------------------------
Total Purchase Price                    --------------------------------


                                        TVM INTERTECH LIMITED PARTNERSHIP

                                        By:  TVM Techno Venture Management
                                             Limited Partnership,
                                               its General Partner

                                        By:  TVM Management, LLC
                                               its General Partner

                                        By:  /s/ illegible
                                             ---------------------------
                                        Title:   Treasurer


                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                        Initial Investor Signature Page
                        -------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    EXECUTED this 21st day of December, 1998.


                                        TVM TECHNO VENTURE
                                        ENTERPRISES NO. II
                                        LIMITED PARTNERSHIP


36,738                                  By:
-----------------------------               -----------------------------
Shares Purchased

                                        Title:
                                               --------------------------

                                        Address:
$238,797                                         ------------------------
-----------------------------           ---------------------------------
Total Purchase Price


                                        TVM TECHNO VENTURE ENTERPRISES
                                        NO. II LIMITED PARTNERSHIP

                                        By:  TVM Techno Venture Management
                                             Limited Partnership,
                                               its General Partner

                                        By:  TVM Management, LLC
                                               its General Partner

                                        By:  /s/ illegible
                                             ----------------------------
                                        Title:   Treasurer

                     [INITIAL INVESTOR SIGNATURE PAGE TO
           SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT]

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                           ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 23 day of February, 1999.
                  --        --------



                           ***
                           --------------------------------------------------
                           (print name)
                           ***

                           By:   ***
                                 ---------------------------------------------
                           Title: ***
                                  --------------------------------------------
                           Address: ***
                                   -------------------------------------------
                                   ***
                                   -------------------------------------------
                                   ***
                                   -------------------------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this ____ day of __________, 1999.


                              ***
                              -------------------------------------------
                              (print name)


                              By:   ***
                                    -------------------------------------
                              Title:  ***
                                     ------------------------------------
                              Address:
                                      -----------------------------------
                              -------------------------------------------
                              -------------------------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 13 day of Jan, 1999.
                  --        ---


                              ***
                              ------------------------------
                              (print name)


                              By:   ***
                                    ------------------------
                              Title:   ***
                                    ------------------------
                              Address: ***
                                      ----------------------
                                       ***
                                      ----------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 19 day of Jan, 1999.
                  --        ----



                              ***
                              --------------------------------------------
                              (print name)   ***


                              By:   ***
                                    --------------------------------------
                              Title:  ***
                                    --------------------------------------
                              Address: ***
                                      ------------------------------------
                                      ***
                                      ------------------------------------
                                      ***
                                      ------------------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 22nd day of Feb., 1999.
                  --          ---


                              ***
                              -------------------------------------
                              (print name)


                              By:   ***
                                    ------------------------------
                              Title:  ***
                                    ------------------------------
                              Address:  ***
                                      ----------------------------
                                      ***
                                      -----------------------------


                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 19th day of Feb, 1999.
                  ----        ---


                              ***
                              ------------------------------------
                              (print name)


                              By:   ***
                                    ------------------------------
                              Title:  ***
                                    ------------------------------
                              Address:  ***
                                      ----------------------------
                                      ***
                                      ----------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 28 day of February, 1999.
                  --        ---------


                              ***
                              ------------------------------------------
                              (print name)


                              By:   ***                 ***
                                    ------------------  -----------------
                              Title:  ***               ***
                                    -------------------------------------
                              Address:  ***
                                      -----------------------------------
                                      ***
                                      -----------------------------------


                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 24 day of Feb, 1999.
                  --        ----


                              ***
                              --------------------------------
                              (print name)


                              By:   ***
                                    --------------------------
                              Title:
                                    --------------------------
                              Address:
                                      ------------------------
                              --------------------------------
                              --------------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this ____ day of __________, 1999.


                              ***
                              ---------------------------------
                              (print name)


                              By:   ***
                                    ---------------------------
                              Title:
                                    ---------------------------
                              Address:  ***
                                      -------------------------
                                      ***
                                      -------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SEQUENOM, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned investor hereby agrees (i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, among Sequenom, Inc. (the "Corporation") and certain investors named on the Schedule of Investors thereto (the "Purchase Agreement"), (ii) that it is a
---------------------
party to the Purchase Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Purchase Agreement.

    Attached hereto is an addendum to the Schedule of Investors to the Purchase
                                          ---------------------
Agreement, setting forth the name of the undersigned and the number of shares of the Corporation's Series D Convertible Preferred Stock purchased by it pursuant to the Purchase Agreement.

    EXECUTED this 29 day of March, 1999.
                  --        ------


                              ***
                              -------------------------------------
                              (print name)


                              By:   ***
                                    -------------------------------
                              Title:   ***
                                    -------------------------------
                              Address: ***
                                      -----------------------------
                                      ***
                                      -----------------------------
                                      ***
                                      -----------------------------

                     ADDITIONAL INVESTOR SIGNATURE PAGE TO
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                             SCHEDULE OF INVESTORS


                                Number of Shares
                                   of Series D                     Aggregate
Initial Investor                 Preferred Stock                 Purchase Price
----------------                 ---------------                 --------------
TVM Medical Ventures                 538,461                     $ 3,499,996.50
c/o TVM

TVM Techno Venture Enterprises        36,738*                    $   238,797.00*
No. II Limited Partnership
c/o TVM Techno Venture
Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02210

TVM Intertech Limited Partnership     24,492*                    $   159,198.00*
c/o TVM

TVM Zweite Beteiligung-US            122,462*                    $   796,003.00*
Limited Partnership
c/o TVM

TVM Eurotech Limited Partnership           *                                  *
c/o TVM

TVM Techno Venture Investors No. 1     4,615*                    $    29,997.50*
Limited Partnership
c/o TVM

***                                  136,616                     $   888,004.00

***                                  136,615*                    $   887,997.50*

Alpinvest International B.V.         461,538                     $ 2,999,997.00
Gooimeer 3
NL- 1410 AB Naarden
The Netherlands

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                Number of Shares
                                   of Series D                     Aggregate
Initial Investor                 Preferred Stock                 Purchase Price
----------------                 ---------------                 --------------

***                                   84,000                     $   546,000.00

Prof. Ernst-Gunter Afting             15,018                     $    97,617.00
Mediconsult
Meisenweg 21
D- 82152 Krailling, Germany

***                                  172,000                     $ 1,118,000.00

***                                  652,686                     $ 4,242,459.00

***                                  461,538                     $ 2,999,997.00

***                                   38,461                     $   249,996.50

***                                  461,538                     $ 2,999,997.00

***                                   15,384                     $    99,996.00

***                                   20,000                     $   130,000.00

***                                  461,538                     $ 2,999,997.00

TOTAL                              3,843,700                     $24,984,050.00
                                   =========                     ==============


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998

                         Number of Shares of             Aggregate
Investor               Series D Preferred Stock       Purchase Price
--------               ------------------------       --------------

***                              307,692               $1,999,998.00









     ***.
--------------------------
Print Name of Investor


By: ***
   -----------------------
Its: ***
   -----------------------
Date: Jan 13/ 99
   -----------------------

Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   ------------------------
Its: CFO
   -----------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998

                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                            38,461                  $249,996.50




     ***
-----------------------------------
Print Name of Investor
***


By: ***
   --------------------------------
Its: ***
   --------------------------------
Date: 1/19/99
   --------------------------------

Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   ---------------------------------
Its: CFO
   --------------------------------

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998


                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                            7,692                   $49,998.00








    ***
----------------------------
Print Name of Investor


By:            ***
   -------------------------
Its:
   -------------------------
Date: 2/22/99
   -------------------------

Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   --------------------------
Its: CFO
   -------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998



                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                          7,692                     $49,998.00




         ***
-----------------------------
Print Name of Investor


By:      ***
   --------------------------
Its: ***
   --------------------------
Date: 2/19/99
   --------------------------


Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   --------------------------
Its: CFO
   --------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998


                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------


***                           230,766                 $1,499,979.00




    ***
-----------------------------
Print Name of Investor


By: ***
   --------------------------
Its:
   --------------------------
Date:
   --------------------------

Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   --------------------------
Its: CFO
   --------------------------


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998


                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                          308,000                  $2,002,000




      ***
------------------------------
Print Name of Investor
***


By:   ***
   ---------------------------
Its: ***
   ---------------------------
Date: 22 February 1999
   ---------------------------


Accepted and agreed to this
28th day of February, 1999
----        ---------


SEQUENOM, INC.


By: /s/ illegible
   ---------------------------
Its: CFO
   ---------------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998


                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                         52,300                      $339,950




       ***
-------------------------------------------
Print Name of Investor


By: ***                 ***
   -------------------  --------------------
Its: ***                ***
   -------------------  --------------------
Date: 28 February  1999
   -----------------------------------------


Accepted and agreed to this
28th day of March, 1999
----        ------


SEQUENOM, INC.


By: /s/ illegible
   -------------------------------------------
Its: CFO
   -------------------------------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998

                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

                               38,000                    $247,000




       ***
---------------------------
Print Name of Investor


By:     ***
    -----------------------
Its:
    -----------------------
Date:
    -----------------------

Accepted and agreed to this
30th day of March, 1999
----        ------


SEQUENOM, INC.


By:  /s/ illegible
   -------------------------
Its: CFO
    -----------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998


                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                         109,230                    709,995 USD




      ***
-----------------------------
Print Name of Investor


By:   ***
   --------------------------
Its:
   --------------------------
Date: 28/2/99
   --------------------------


Accepted and agreed to this
30th day of March, 1999
----        ------


SEQUENOM, INC.


By: /s/ illegible
   ---------------------------
Its: CFO
   --------------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                ADDENDUM TO THE
                             SCHEDULE OF INVESTORS
                                    TO THE
                        SERIES D CONVERTIBLE PREFERRED
                           STOCK PURCHASE AGREEMENT
                         DATED AS OF DECEMBER 21, 1998

                       Number of Shares of             Aggregate
Investor             Series D Preferred Stock        Purchase Price
--------             ------------------------        --------------

***                          769,230                  $4,999,995.00




       ***
-------------------------------
Print Name of Investor


By: ***
   ----------------------------
Its: ***
   ----------------------------
Date: 29 March 1999
   ----------------------------


Accepted and agreed to this
___ day of ______________, 1999


SEQUENOM, INC.


By:
   ----------------------------
Its:
   ----------------------------



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 4.1

                         Foreign Qualification; Bylaws
                         -----------------------------

    The Corporation is qualified to do business in Massachusetts and

California.

     A copy of the Bylaws are attached hereto.

                                    BYLAWS

                                      OF

                                SEQUENOM, INC.

                                    BYLAWS
                                      OF
                                SEQUENOM, INC.

     Section 1.    CERTIFICATE OF INCORPORATION AND BYLAWS
     ---------     ---------------------------------------

     1.1 These Bylaws are subject to the certificate of incorporation of the corporation. In these bylaws, references to the certificate of incorporation and bylaws mean the provisions of the certificate of incorporation and the bylaws as are from time to time in effect.

     Section 2.    OFFICES
     ---------     -------

     2.1  Registered Office.  The registered office shall be in the City of
          -----------------
Wilmington, County of New Castle, State of Delaware.

     2.2  Other Offices.  The corporation may also have offices at such other
          -------------
places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

     Section 3.    STOCKHOLDERS
     ---------     ------------

     3.1  Location of Meetings.  All meetings of the stockholders shall be held
          --------------------
at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors. Any adjourned session of any meeting shall be held at the place designated in the vote of adjournment.

     3.2  Annual Meeting.  The annual meeting of stockholders shall be held at
          --------------
10:00 a.m. on the second Wednesday in May in each year, unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday, or at such other date and time as shall be designated from time to time by the board of directors, at which they shall elect a board of directors and transact such other business as may be required by law or these bylaws or as may properly come before the meeting.

     3.3  Special Meeting in Place of Annual Meeting.  If the election for
          ------------------------------------------
directors shall not be held on the day designated by these bylaws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these bylaws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called and the purposes thereof shall be specified in the call, as provided in Section 3.4.

     3.4  Notice of Annual Meeting.  Written notice of the annual meeting
          ------------------------
stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Such notice may specify the business to be transacted and actions to be taken at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.5  Other Special Meetings.  Special meetings of the stockholders, for any
          ----------------------
purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of the holders of at least ten percent of all capital stock of the corporation issued and outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

     3.6  Notice of Special Meeting.  Written notice of a special meeting
          -------------------------
stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.7  Stockholder List.  The officer who has charge of the stock ledger of
          ----------------
the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     3.8  Quorum of Stockholders.  The holders of a majority of the stock issued
          ----------------------
and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, or by the certificate of incorporation or by these bylaws. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

     3.9  Adjournment.  Any meeting of stockholders may be adjourned from time
          -----------
to time to any other time and to any other place at which a meeting of stockholders may be held under these bylaws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     3.10  Proxy Representation.  Every stockholder may authorize another person
           --------------------
or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

     3.11  Inspectors.  The directors or the person presiding at the meeting
           ----------
may, but need not, appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them.

     3.12  Action by Vote.  When a quorum is present at any meeting, whether the
           --------------
same be an original or an adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these bylaws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

     3.13  Action Without Meetings.  Unless otherwise provided in the
           -----------------------
certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 4.    DIRECTORS
     ---------     ---------

     4.1  Number.  The number of directors which shall constitute the whole
          ------
board shall not be less than three nor more than seven, except that whenever there shall be only one stockholder or prior to issuance of any stock, the number of directors which shall constitute the whole board shall be not less than one. Within the foregoing limits, the stockholders at the annual meeting shall determine the number of directors, and within such limits, the number of directors may be increased or decreased at any time or from time to time by the stockholders or by the directors by vote of a majority of directors then in office, except that any such decrease by vote of the directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4.4 of these bylaws. Directors need not be stockholders.

     4.2  Tenure.  Except as otherwise provided by law, by the certificate of
          ------
incorporation or by these bylaws, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.

     4.3  Powers.  The business of the corporation shall be managed by or under
          ------
the direction of the board of directors which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these bylaws directed or required to be exercised or done by the stockholders.

     4.4  Vacancies.  Vacancies and any newly created directorships resulting
          ---------
from any increase in the number of directors may be filled by vote of the stockholders at a meeting called for the purpose, or by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these bylaws as to the number of directors required for a quorum or for any vote or other actions.

     4.5  Committees.  The board of directors may, by vote of a majority of the
          ----------
whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these bylaws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these bylaws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

     4.6  Regular Meeting.  Regular meetings of the board of directors may be
          ---------------
held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

     4.7  Special Meetings.  Special meetings of the board of directors may be
          ----------------
held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the president or by any one of the directors calling the meeting.

     4.8  Notice.  It shall be reasonable and sufficient notice to a director to
          ------
send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

     4.9  Quorum.  Except as may be otherwise provided by law, by the
          ------
certificate of incorporation or by these bylaws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     4.10  Action by Vote.  Except as may be otherwise provided by law, by the
           --------------
certificate of incorporation or by these bylaws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

     4.11  Action Without a Meeting.  Unless otherwise restricted by the
           ------------------------
certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

     4.12  Participation in Meetings by Conference Telephone. Unless otherwise
           -------------------------------------------------
restricted by the certificate of incorporation or these bylaws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

     4.13  Compensation.  Unless otherwise restricted by the certificate of
           ------------
incorporation or these bylaws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

     4.14  Interested Directors and Officers.
           ---------------------------------

     (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

           (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

           (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

           (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     4.15  Resignation or Removal of Directors.  Unless otherwise restricted by
           -----------------------------------
the certificate of incorporation or by law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors. Any director may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     Section 5.    NOTICES
     ---------     -------

     5.1  Form of Notice.  Whenever, under the provisions of law, or of the
          --------------
certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

     5.2  Waiver of Notice.  Whenever notice is required to be given under the
          ----------------
provisions of law, the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice.

     Section 6.    OFFICERS AND AGENTS
     ---------     -------------------

     6.1  Enumeration; Qualification.  The officers of the corporation shall be
          --------------------------
a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint including without limitation one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

     6.2  Powers.  Subject to law, to the certificate of incorporation and to
          ------
the other provisions of these bylaws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

     6.3  Election.  The board of directors at its first meeting after each
          --------
annual meeting of stockholders shall choose a president, a secretary and a treasurer. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

     6.4  Tenure.  Each officer shall hold office until the first meeting of the
          ------
board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

     6.5  President and Vice Presidents.  The president shall be the chief
          -----------------------------
executive officer and shall have direct and active charge of all business operations of the corporation and shall have general supervision of the entire business of the corporation, subject to the control of the board of directors. He shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors.

     The president or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

     Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the president.

     6.6  Treasurer and Assistant Treasurers.  The treasurer shall be the chief
          ----------------------------------
financial officer of the corporation and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the president.

     Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the treasurer.

     6.7  Secretary and Assistant Secretaries.  The secretary shall record all
          -----------------------------------
proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the president.

     Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the secretary.

     6.8  Resignation and Removal.  Any officer may resign at any time by
          -----------------------
delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     6.9  Vacancies.  If the office of the president or the treasurer or the
          ---------
secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

     Section 7.    CAPITAL STOCK
     ---------     -------------

     7.1  Stock Certificates.  Each stockholder shall be entitled to a
          ------------------
certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the bylaws, be prescribed from time to time by the board of directors. Such certificate shall be signed by the president or a vice-president and (i) the treasurer or an assistant treasurer or (ii) the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

     7.2  Lost Certificates.  The board of directors may direct a new
          -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 8.    TRANSFER OF SHARES OF STOCK
     ---------     ---------------------------

     8.1  Transfer on Books.  Subject to any restrictions with respect to the
          -----------------
transfer of shares of stock, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

     It shall be the duty of each stockholder to notify the corporation of his post office address.

     Section 9.    GENERAL PROVISIONS
     ---------     ------------------

     9.1  Record Date.  In order that the corporation may determine the
          -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed,

     (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

     (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and

     (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

     9.2  Dividends.  Dividends upon the capital stock of the corporation may be
          ---------
declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     9.3  Payment of Dividends.  Before payment of any dividend, there may be
          --------------------
set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     9.4  Checks.  All checks or demands for money and notes of the corporation
          ------
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     9.5  Fiscal Year.  The fiscal year of the corporation shall begin on the
          -----------
first of January in each year and shall end on the last day of December next following, unless otherwise determined by the board of directors.

     9.6  Seal.  The board of directors may, by resolution, adopt a corporate
          ----
seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

     Section 10.    INDEMNIFICATION
     ----------     ---------------

     10.1 It being the intent of the corporation to provide maximum protection available under the law to its officers and directors, the corporation shall indemnify its officers and directors to the full extent the corporation is permitted or required to do so by the General Corporation Law of Delaware. In furtherance of and not in limitation of the foregoing, the corporation shall advance expenses, including attorneys' fees, incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such advances if it shall be ultimately determined that he is not entitled to be indemnified by the corporation. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation has the power to indemnify such person under the General Corporation Law of Delaware.

     Section 11.    AMENDMENTS
     ----------     ----------

     11.1 These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

                                  EXHIBIT 4.2

                                Capitalization
                                --------------

     Attached hereto is a stockholder list dated December 21, 1998.

     Attached hereto is a list of outstanding stock options and warrants dated December 21, 1998.

     The Corporation has reserved the number of shares of its capital stock set forth below:

Common Stock:
-------------

     Exercise of Options:                                         2,700,000
     Conversion of
        Series A Preferred:                                       1,650,000
        Series B Preferred:                                       2,976,663
        Series C Preferred:                                       4,679,834*
        Series D Preferred:                                       6,153,850
     Exercise of TBG Silent Partnership Exchange Option:            725,624
                                                                 ----------
        Total:                                                   18,885,971
                                                                 ==========

Series A Preferred:
-------------------

     Exercise of Comdisco Warrant:                                   70,000

Series C Preferred:
-------------------

     Exercise of Warrants:                                          106,503


* The total number of reserved Series C Preferred Stock shares listed includes the conversion of TBG's DM 3 million equity investment into Series C Preferred Shares of Sequenom, Inc. immediately prior to the Initial Closing.

                                 SEQUENOM, INC.


                                STOCKHOLDER LIST


                               DECEMBER 21, 1998

AUTHORIZED:
                                                                    PAR VALUE            AUTHORIZED              ISSUED
                                                                    ---------            ----------             ---------
Common:                                                             $   .001             34,960,347               337,350
Series A Convertible Preferred:                                     $   .001              1,650,000             1,580,000
Series B Convertible Preferred:                                     $   .001              2,976,663             2,976,663
Series C Convertible Preferred:                                     $   .001              4,679,834             4,573,331
Series D Convertible Preferred:                                     $   .001              6,153,850                     0



                                                           COMMON STOCK
                                                           ------------

STOCKHOLDER                                                          SHARES          CERT. NO.                  ISSUE DATE
-----------                                                          ------          ---------                  ----------
Hubert Koster                                                              1           C-10                      03-08-95
Hallerstrasse 74
20146 Hamburg, Germany
***                                                                   90,000           C-11                      10-16-95
***                                                                   26,250           C-12                      10-31-95
***                                                                   10,000           C-13                      12-01-95
Helmut Schuhsler                                                      10,000           C-14                      12-01-95
c/o TVM Techno Venture Management
Denninger Str. 15
81679 Munich, Germany
Patricia Dane                                                          2,000           C-15                      12-01-95
c/o TVM Techno Venture Management
101 Arch Street
Suite 1950
Boston, MA 02110

*** Portions of this page have been ommitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                           COMMON STOCK
                                                           ------------

STOCKHOLDER                                                          SHARES          CERT. NO.                  ISSUE DATE
-----------                                                          ------          ---------                  ----------
Amy B. Crawford                                                        2,000           C-16                      12-01-95
c/o TVM Techno Venture Management
101 Arch Street
Suite 1950
Boston, MA 02110
Monica Schlawinsky                                                     2,000           C-17                      12-01-95
c/o TVM Techno Venture Management
101 Arch Street
Suite 1950
Boston, MA 02110
John J. Di Bello                                                       6,000           C-18                      12-01-95
c/o TVM Techno Venture Management
101 Arch Street
Suite 1950
Boston, MA 02110
***                                                                  144,000           C-19                      06-19-97
***                                                                   13,500           C-20                      05-26-98
***                                                                    5,000           C-21                      06-24-98
***                                                                   17,250           C-22                      10-01-98
***                                                                    6,349
Charles Canter                                                         3,000
526 E. Stanford Court
Del Mar, CA 92014
                  TOTAL:                                             337,350

*** Portions of this page have been ommitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                      SERIES A CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

SHAREHOLDER                                                        SHARES                 CERT. NO.             ISSUE DATE
-----------                                                        ------                 ---------             ----------
Hubert Koster                                                      1,120,000                      1             03-08-95
Hallerstrasse 74
20146 Hamburg, Germany
***                                                                   40,000                      2             03-08-95
***                                                                   20,000                      3             03-08-95
TVM Techno Venture Investors No.1                                      8,000                     10             08-18-95
Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110
TVM Techno Venture Investors No.11                                    63,680                     12             08-18-95
Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110
TVM Intertech Limited Partnership                                     42,454                     13             08-18-95
101 Arch Street
Suite 1950
Boston, MA 02110
TVM Zweite Beteiligung - U.S.                                         98,000                      6             03-08-95
Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110
                                                                      29,360                     11             08-18-95
TVM Eurotech Limited Partnership                                      65,200                      7             03-08-95
101 Arch Street
Suite 1950
Boston, MA 02110
                                                                      19,706                      9             08-18-95
***                                                                   73,600                      8             03-08-95
                  TOTAL:                                           1,580,000

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

STOCKHOLDER                                                        SHARES                 CERT. NO.             ISSUE DATE
-----------                                                        ------                 ---------             ----------
TVM Techno Venture Enterprises No. 11 Limited Partnership            212,267                    B-1              12-22-95
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Intertech Limited Partnership                                    141,513                    B-2              12-22-95
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Zweite Beteiligung-U.S.                                           432,953                    B-3              12-22-95
Limited Partnership
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Eurotech Limited Partnership                                      288,633                   B-4              12-22-95
101 Arch Street
Suite 1950
Boston, MA 02110

TVM Techno Venture Investors No. 1 Limited Partnership                12,634                    B-5              12-22-95
101 Arch Street                                                        6,666                   B-13               2-69-96
Suite 1950
Boston, MA 02110

***                                                                  245,333                    B-6              12-22-95

Alpinvest International B.V.                                         666,667                    B-7              12-22-95
Gooimeer 3
NL- 1410 AB Naarden
The Netherlands

***                                                                  333,333                    B-8              12-22-95

***                                                                   13,333                    B-9               2-29-96

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

STOCKHOLDER                                                        SHARES                 CERT. NO.             ISSUE DATE
-----------                                                        ------                 ---------             ----------
***                                                                    6,666                   B-10               2-29-96
***                                                                   66,666                   B-11               2-29-96
***                                                                   20,000                   B-12               2-29-96
***                                                                   33,333                   B-14               2-29-96
***                                                                   33,333                   B-15               2-29-96
Hubert Koster                                                        100,000                   B-16               2-29-96
Hallerstasse 74
20146 Hamburg, Germany
Ernst-Gunter Afting                                                   30,000                   B-17               3-29-96
Maisenweg 21
82152 Krailing
Germany
***                                                                  218,768                   B-18               3-29-96
***                                                                   18,294                   B-19               3-29-96
***                                                                   96,271                   B-20               3-29-96
                  TOTAL:                                           2,976,663

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                      SERIES C CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

STOCKHOLDER                                                        SHARES                 CERT. NO.             ISSUE DATE
-----------                                                        ------                 ---------             ----------
TVM Techno Venture Enterprises No. II                                 76,064                    C-1              05-08-97
Limited Partnership
c/o TVM Techno Venture Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02110

TVM Intertech Limited Partnership                                     50,709                    C-2              05-08-97
c/o TVM Techno Venture Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02110

TVM Zweite Beteiligung-U.S.                                          152,127                    C-3              05-08-97
Limited Partnership
c/o TVM Techno Venture Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02110

TVM Eurotech Limited Partnership                                     101,418                    C-4              05-08-97
c/o TVM Techno Venture Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02110

TVM Techno Venture Investors No. 1                                     8,253                    C-5              05-08-97
Limited Partnership
c/o TVM Techno Venture Management ("TVM")
101 Arch Street, Suite 1950
Boston, MA 02110

***                                                                   87,619                    C-6              05-08-97

Alpinvest International B.V.                                         317,460                    C-7              05-08-97
Gooimeer 3
NL- 1410 AB Naarden
The Netherlands
***                                                                   15,873                    C-8              05-08-97
                                                                     222,222                    C-9              05-08-97
***                                                                   16,667                   C-10              05-08-97
***                                                                   16,667                   C-11              05-08-97

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

STOCKHOLDER                                                        SHARES                 CERT. NO.             ISSUE DATE
-----------                                                        ------                 ---------             ----------
***                                                                  156,286                   C-12              01-12-98
***                                                                   13,047                   C-13              01-12-98
***                                                                   68,762                   C-14              01-12-98
***                                                                  507,936                   C-15              01-12-98
***                                                                  793,650                   C-16              01-12-98
***                                                                  952,381                   C-17              01-12-98
***                                                                  317,460                   C-18              01-12-98
***                                                                  158,730                   C-19              01-12-98
***                                                                  540,000                   C-__              [CLOSING]
                  TOTAL:                                           4,573,331

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Sequenom, Inc.
Analysis of stock options and warrants outstanding as of December 21, 1998

                                                                                                    Exercise
                                                                                      Shares         Price
Issued prior to 1996                                                               -----------    ------------
------------------------------------------------------------
Hubert Koster (founder)                                                               80,000           $0.05
***                                                                                   30,000           $0.05
***                                                                                   42,000           $0.05
Charles Cantor (technical advisory board)                                             66,000           $0.05
***                                                                                   10,000           $0.05

Issued in 1996
------------------------------------------------------------
***                                                                                    1,000           $0.25
Dr. Andreas Braun (employee-1/96)                                                     15,000           $0.25
***                                                                                   10,000           $0.25
***                                                                                    2,000           $0.25
***                                                                                    2,000           $0.25
***                                                                                    3,000           $0.25
Professor Ernst-Gunter Afting (bd member-1/96)                                        20,000           $0.25
***                                                                                    1,000           $0.25
***                                                                                  109,000           $0.25
***                                                                                    5,000           $0.25
John J. DiBello (TVM-9/96)                                                             6,000           $0.25
***                                                                                   18,000           $0.25
***                                                                                   27,000           $0.25

Issued in 1997
------------------------------------------------------------
***                                                                                    3,000           $0.25
Steve Zaniboni (employee-6/97)                                                        70,000           $0.25
Dr. Andreas Braun (employee-6/97)                                                     20,000           $0.25
***                                                                                   22,000           $0.25
Dr. Andreas Braun (employee-9/97)                                                     35,000           $0.25
***                                                                                   10,000           $0.25
***                                                                                   10,000           $0.25
***                                                                                    6,000           $0.25
***                                                                                    5,000           $0.25
***                                                                                    3,000           $0.25
***                                                                                    2,000           $0.25
***                                                                                   20,000           $0.25
Hubert Koster (founder-12/97)                                                        300,000           $0.25
Professor Ernst-Gunter Afting (bd member-12/97)                                       20,000           $0.25
Helmut Shuhsler (TVM-12/97)                                                           40,000           $0.25
***                                                                                   41,000           $0.25
***                                                                                   15,000           $0.25
***                                                                                   10,000           $0.25
***                                                                                    3,000           $0.25
***                                                                                    5,000           $0.25
***                                                                                    3,000           $0.25
***                                                                                    3,000           $0.25
***                                                                                    3,000           $0.25
***                                                                                   10,000           $0.25
***                                                                                    6,000           $0.25

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                                                      Exercise
Issued in 1998                                                                       Shares            Price
--------------                                                                      --------          --------
Charles Cantor (technical advisor-4/98)                                                5,000           $0.50
Steve Zaniboni (employee-4/98)                                                        20,000           $0.50
Dr. Andreas Braun (employee-4/98)                                                     50,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                    1,500           $0.50
***                                                                                    3,000           $0.50
***                                                                                    1,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                   40,000           $0.50
***                                                                                   20,000           $0.50
***                                                                                    5,000           $0.50
***                                                                                    5,000           $0.50
Charles Cantor (technical advisor-6/98)                                              180,000           $0.50
Steve Zaniboni (employee-6/98)                                                        20,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                    2,000           $0.50
***                                                                                    5,000           $0.50
***                                                                                   20,000           $0.50
***                                                                                   30,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                    5,000           $0.50
***                                                                                   30,000           $0.50
***                                                                                    5,000           $0.50
***                                                                                    5,000           $0.50
Hubert Koster                                                                         75,000           $0.50
***                                                                                   12,000           $0.50
***                                                                                   20,000           $0.50
***                                                                                    1,500           $0.50
***                                                                                    2,500           $0.50
***                                                                                    2,500           $0.50
***                                                                                    1,000           $0.50
***                                                                                    1,000           $0.50
***                                                                                    1,000           $0.50
***                                                                                    5,500           $0.50
***                                                                                      500           $0.50
***                                                                                      500           $0.50
***                                                                                      500           $0.50
***                                                                                      500           $0.50
***                                                                                      500           $0.50
***                                                                                   10,000           $0.50
***                                                                                      500           $0.50
***                                                                                   20,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                      500           $0.50
***                                                                                   10,000           $0.50
***                                                                                   10,500           $0.50
***                                                                                      500           $0.50

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                                                      Exercise
Issued in 1998                                                                       Shares             Price
--------------                                                                      --------          --------
***                                                                                   20,000           $0.50
***                                                                                    7,500           $0.50
Hubert Koster (employee-12/98)                                                       180,000           $0.50
***                                                                                  100,000           $0.50
Stephen Zaniboni (employee-12/98)                                                    100,000           $0.50
***                                                                                    5,000           $0.50
***                                                                                    3,000           $0.50
***                                                                                      500           $0.50
***                                                                                    5,000           $0.50
***                                                                                      500           $0.50
***                                                                                    1,000           $0.50
***                                                                                      500           $0.50
***                                                                                    1,000           $0.50
***                                                                                   10,000           $0.50
***                                                                                    3,000           $0.50
Helmut Schusler (bd member-12/98)                                                     20,000           $0.50
***                                                                                   20,000           $0.50
Ernst-Gunter Afting (bd member)                                                       20,000           $0.50
Peter Reinisch (bd member-12/98)                                                      10,000           $0.50
***                                                                                   20,000           $0.50
                                                                                   ---------
                                                                                   =========
Options Outstanding                                                                2,353,000
                                                                                   ---------
***                                                                                   70,000
***                                                                                  106,503

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 4.3

                               Equity Investments
                               ------------------

     The Corporation has one subsidiary, Sequenom GmbH, approximately all of the outstanding equity interest in which is owned by the Corporation.

                                  EXHIBIT 4.4

                          Audited Financial Statements
            as of December 31, 1997 and 1996 and for the period from
               February 14, 1994 (inception) to December 31, 1997
                    with Report of Independent Auditors; and
                         Unaudited Financial Statements
                  for the nine months ended September 30, 1998
                  --------------------------------------------



                                     ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                       Consolidated Financial Statements

                                Sequenom, Inc.
                         (a development stage company)

              For the years ended December 31, 1997 and 1996 and
             for the period from February 14, 1994 (inception) to
                               December 31, 1997
                      with Report of Independent Auditors

                                Sequenom, Inc.
                         (a development stage company)

                       Consolidated Financial Statements

          For the years ended December 31, 1997 and 1996 and for the period from February 14, 1994 (inception) to December 31, 1997


                                   CONTENTS

Report of Independent Auditors.............................................   1

Consolidated Financial Statements..........................................

Consolidated Balance Sheets................................................   2
Consolidated Statements of Operations......................................   3
Consolidated Statements of Stockholders' Equity (Deficit)..................   4
Consolidated Statements of Cash Flows......................................   5
Notes to Consolidated Financial Statements.................................   6

                        Report of Independent Auditors

The Board of Directors
Sequenom, Inc.


We have audited the accompanying consolidated balance sheet of Sequenom, Inc. (a development stage company) as of December 31, 1997 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the year ended December 31, 1997 and the period from February 14, 1994 (inception) through December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The financial statements as of December 31, 1996, and for the period February 14, 1994 (inception) through December 31, 1996, were audited by other auditors whose report dated May 15, 1997 expressed an unqualified opinion on those statements. The financial statements for the period February 14, 1994 (inception) through December 31, 1996 include total revenues and net loss of $917,994 and $(6,283,696), respectively. Our opinion on the statements of operations, stockholders' equity, and cash flows for the period February 14, 1994 (inception) through December 31, 1997, insofar as it relates to amounts for prior periods through December 31, 1996, is based solely on the report of other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sequenom, Inc. ( a development stage company) at December 31, 1997, and the result of its operations and its cash flows for the year then ended and the period from February 14, 1994 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.

                               ERNST & YOUNG LLP


March 13, 1998

                                Sequenom, Inc.
                         (a development stage company)

                          Consolidated Balance Sheets

                                                                                                     DECEMBER 31,
                                                                                                 1997            1996
                                                                                             ---------------------------
Assets
   Current Assets:
   Cash and cash equivalents                                                                 $    832,782    $ 1,326,137
   Grant receivable                                                                               181,350        241,947
   Refundable value added tax                                                                      57,474         32,922
   Other current assets and prepaid expenses                                                       50,968        140,809
                                                                                             ---------------------------
Total current assets                                                                            1,122,574      1,741,815

Property, equipment and leasehold improvements, net                                             1,002,197        921,034
Organizational costs, net                                                                           9,996         18,000
Other assets                                                                                      137,806         32,834
Total assets                                                                                 $  2,272,573    $ 2,713,683
                                                                                             ===========================

Liabilities and stockholders' equity (deficit)
Current liabilities:
  Accounts payable and accrued expenses                                                      $   1,121971    $   796,662
  Unearned revenue -  current portion                                                             126,000        125,500
                                                                                             ---------------------------
Total current liabilities                                                                       1,247,971        922,162

Unearned revenue -  long term portion                                                                  --        125,500
Accrued long-term interest payable                                                                424,000        274,500
Long-term debt                                                                                  3,348,000      2,597,600

Commitments

Stockholders' equity (deficit):
  Series A Convertible Preferred Stock, $0.001 par value
    1,650,000 shares authorized; 1,580,000 shares issued and outstanding                            1,580          1,580
    (liquidation preference $790,000)

   Series B Convertible Preferred Stock, $0.0001 par value, 2,976,663 shares                        2,977          2,977
       authorized, issued and outstanding (liquidation preference $4,464,995)
   Series C Convertible Preferred Stock, $0.001 par value, 3,365,061 shares                         1,065             --
       authorized; 1,065,079 shares issued and outstanding in 1997 (liquidation
        preference        $3354,999)
   Common Stock, $0.001 par value; 9,218,000 shares authorized; 292,251 and                           292            148
       148,251 shares issue and outstanding in 1997 and 1996, respectively
Additional paid-in capital                                                                      8,569,705      5,229,576
Deferred compensation                                                                                  --        (25,000)
Cumulative translation adjustment                                                                (225,452)      (131,664)
Deficit accumulated in the development stage                                                  (11,097,565)    (6,283,696)
                                                                                             ---------------------------
Total stockholders' equity (deficit)                                                           (2,747,396)    (1,206,079)
                                                                                             ---------------------------
Total liabilities and stockholders' equity (deficit)                                         $  2,272,573    $ 2,713,683
                                                                                             ===========================

See accompanying notes.

                                Sequenom, Inc.
                         (a development stage company)

                     Consolidated Statements of Operations


                                                                                                  For the period
                                                                                               from February 14,1994
                                                                                                  (inception) to
                                                               Years ended December 31,             December 31,
                                                       ----------------------------------
                                                            1997                   1996                1997
                                                       -----------            -----------      ---------------------
Income:
Research and development grants                        $   526,573            $   892,903          $  1,419,476
Other income                                                88,740                 25,091               113,831
                                                       -----------            -----------          ------------
                                                           615,313                917,994             1,533,307

Operating expenses:
Research and development                                 3,620,298              3,161,296             8,977,847
General and administrative                               1,860,629              1,032,005             3,542,619
                                                       -----------            -----------          ------------
                                                         5,480,927              4,193,301            12,520,466
                                                       -----------            -----------          ------------

Net loss from operations                                (4,865,614)            (3,275,307)          (10,987,159)

Interest income                                             56,986                 72,918               134,964
Interest expense                                          (308,191)              (274,793)             (611,505)
Foreign currency transaction gain                          302,950                 63,185               366,135
                                                       -----------            -----------          ------------
Net loss                                               $(4,813,869)           $(3,413,997)         $(11,097,565)
                                                       ===========            ===========          ============

See accompanying notes.

                                SEQUENOM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
           Consolidated Statements of Stockholders' Equity (Deficit)

      Period from February 14, 1994 (inception) through December 31, 1997

                                      SERIES A CONVERTIBLE    SERIES B CONVERTIBLE   SERIES C CONVERTIBLE
                                        PREFERRED STOCK         PREFERRED STOCK        PREFERRED STOCK        COMMON STOCK
                                      ---------------------------------------------------------------------------------------
                                      Shares        Amount     Shares      Amount    Shares       Amount   Shares      Amount
                                      ---------------------------------------------------------------------------------------
Issuance of Common Stock                      -     $    -             -   $    -             -   $    -          -    $  -
Issuance of Series A                    442,000        442             -        -             -        -          -       -
 Convertible Preferred Stock,
 net of issuance costs of
 $35,484
Issuance of Series A                     38,000         38             -        -             -        -          -       -
 Convertible Preferred Stock
 for services
Issuance  of Series A                 1,100,000      1,100             -        -             -        -          -       -
 Convertible Preferred Stock
 for holdings
Translation adjustment                        -          -             -        -             -        -          -       -
Net loss                                      -          -             -        -             -        -          -       -
                                      --------------------------------------------------------------------------------------
Balance at December 31, 1994          1,500,000      1,500             -        -             -        -          -       -
 Issuance of Series B
  Convertible Preferred Stock,
  net of issuance costs of
  $32,940                                     -          -     2,333,333    2,333             -        -          -       -
 Issuance of Common Stock                     -          -             -        -             -        -     26,250      26
 Exercise of Stock Options                    -          -             -        -             -        -    122,000     122
 Translation adjustment                       -          -             -        -             -        -          -       -
 Net loss                                     -          -             -        -             -        -          -       -
                                      --------------------------------------------------------------------------------------
Balance at December 31, 1995          1,500,000      1,500     2,333,333    2,333             -        -    148,251     148
 Issuance of Series B
  Convertible Preferred Stock,
  net of  issuance costs of
  $10,648                                     -          -       643,330      644             -        -          -       -
 Issuance of warrants                         -          -             -        -             -        -          -       -
 Deferred compensation  related               -          -             -        -             -        -          -       -
  to issuance of options to
  consultants
 Translation adjustment                       -          -             -        -             -        -          -       -
 Net loss                                     -          -             -        -             -        -          -       -
                                      --------------------------------------------------------------------------------------
Balance at December 31, 1996          1,500,000      1,500     2,976,663    2,977             -        -    144,251     148
 Exercise of stock options                    -          -             -        -             -        -    144,000     144
 Issuance  of Series C
  Convertible Preferred Stock,
  net of issuance costs of
  $49,661                                     -          -             -        -     1,065,079    1,065          -       -
 Amortization of deferred                     -          -             -        -             -        -          -       -
  compensation
 Translation adjustment                       -          -             -        -             -        -          -       -
 Net loss                                     -          -             -        -             -        -          -       -
                                      --------------------------------------------------------------------------------------
Balance at December 31, 1997          1,500,000     $1,500     2,976,663   $2,977     1,065,079   $1,065    292,251    $292







                                                                                   DEFICIT
                                                                                ACCOMMODATED        TOTAL
                                      ADDITIONAL                  CUMULATIVE     DURING THE      STOCKHOLDERS'
                                       PAID-IN       DEFERRED     TRANSLATION    DEVELOPMENT        EQUITY
                                       CAPITAL     COMPENSATION   ADJUSTMENT        STAGE         (DEFICIT)
                                      ---------------------------------------------------------------------------------------
Issuance of Common Stock             $        -    $      -       $       -     $           -    $         -
Issuance of Series A
 Convertible Preferred Stock,
 net of issuance costs of
 $35,484                                185,074           -               -                 -        185,516
Issuance of Series A
 Convertible Preferred Stock
 for services                            18,962           -               -                 -         19,000
Issuance  of Series A
 Convertible Preferred Stock
 for holdings                           548,908           -               -                 -        550,000
Translation adjustment                        -           -          (1,703)                -         (1,703)
Net loss                                      -           -               -        (1,149,498)    (1,149,498)
                                --------------------------------------------------------------------------------------------
Balance at December 31, 1994            752,937           -          (1,703)       (1,149,498)      (396,684)
 Issuance of Series B
  Convertible Preferred Stock,
  net of issuance costs of
  $32,940                             3,464,727           -               -                 -      3,467,060
 Issuance of Common Stock                 1,287           -               -                 -          1,313
 Exercise of Stock Options                5,978           -               -                 -          6,100
 Translation adjustment                       -           -          (3,222)                -         (3,222)
 Net loss                                     -           -               -        (1,720,201)    (1,720,201)
                                --------------------------------------------------------------------------------------------
Balance at December 31, 1995          4,224,929           -          (4,925)       (2,869,699)     1,354,366
 Issuance of Series B
  Convertible Preferred Stock,
  net of  issuance costs of
  $10,648                               953,647           -               -                 -        954,291
 Issuance of warrants                    10,000           -               -                 -         18,000
 Deferred compensation  related
  to issuance of options to
  consultants                            33,000     (25,000)              -                 -          8,000
 Translation adjustment                       -           -        (126,739)                -       (126,739)
 Net loss                                     -           -               -        (3,413,997)    (3,413,997)
                                --------------------------------------------------------------------------------------------
Balance at December 31, 1996          5,229,576     (25,000)       (131,664)       (6,283,696)    (illegible)
 Exercise of stock options               36,896           -               -                 -      illegible
 Issuance  of Series C
  Convertible Preferred Stock,
  net of issuance costs of
  $49,661                             3,304,273           -               -                 -      3,305,330
 Amortization of deferred
  compensation                                -      25,000               -                 -         25,000
 Translation adjustment                       -           -         (93,788)                -        (93,788)
 Net loss                                     -           -               -        (4,813,869)    (4,813,869)
                                --------------------------------------------------------------------------------------------
Balance at December 31, 1997         $8,569,705     $     -       $(225,452)     $(11,097,565)   $(2,747,398)

                                 Sequenom, Inc.
                         (a development stage company)

                     Consolidated Statements of Cash Flows



                                                                                                  For the period from
                                                                 Years ended December 31,          February 14, 1994
                                                       --------------------------------------       to December 31,
                                                                 1997              1996                  1997
                                                       -------------------------------------------------------------
Operating activities
Net Loss                                                        $(4,813,869)      $(3,413,997)       $(11,097,565)
Adjustments to reconcile net loss to net cash used in
 operating activities:
         Warrants issued in conjunctions with leasing                     -            18,000              18,000
         Options issued to consultants                               25,000             8,000              33,000
         Stock issued for technology and services                         -                 -             569,000
         Depreciation and amortization                              351,173           314,195             813,333
         Foreign currency transaction gain                         (302,950)                -            (302,950)
         Net change in other assets and liabilities                 348,592           418,737           1,222,242
                                                       ----------------------------------------------------------
Net cash used in operating activities                            (4,392,054)       (2,655,065)         (8,744,940)

Investing activities
Purchase of property and equipment                                 (490,891)         (429,896)         (1,852,085)
Organization costs                                                        -                 -             (40,000)
                                                       ----------------------------------------------------------
Net cash used in investing activities                              (490,891)         (429,896)         (1,892,085)

Financing activities
Proceeds from issuance of Series A Convertible                            -                --             185,516
 Preferred Stock, net of issuance costs of $35,484
Proceeds from issuance of Series B Convertible                            -           954,291           2,841,351
 Preferred Stock, net of issuance cots of $10,648 in
 1996
Proceeds from issuance of Series C Convertible                    3,305,337                 -           3,305,337
 Preferred Stock, net of issuance costs of $49,662
Proceeds from long-term debt                                      1,165,000         1,706,592           3,762,600
Proceeds from issuance of convertible term notes to                       -                 -           1,580,000
 stockholders
Proceeds from issuance of Common Stock                               36,000                 0              43,414
Net cash provided by financing activities                         4,506,337         2,660,883          11,718,218
                                                       ----------------------------------------------------------

Net increase (decrease) in cash                                    (376,608)         (424,078)          1,081,193
Effect of exchange rate change on cash                             (116,747)         (126,739)           (248,411)
Cash and cash equivalents at beginning of period                  1,326,137         1,876,954                   -
Cash and cash equivalents at end of period                      $   832,782       $ 1,326,137        $    832,782
                                                       ----------------------------------------------------------

Supplemental schedule of noncash investing and
 financing activities:
Conversion of convertible term notes to Series B                $         -        $        -        $  1,580,000
 Convertible Preferred Stock
                                                       -------------------------------------------------------------
Supplemental disclosures of cash flow information:
Interest paid                                                   $   158,691        $        -        $    158,691
                                                       -------------------------------------------------------------
See accompanying notes.

                                 Sequenom, Inc.
                          (development stage company)

                   Notes to Consolidated Financial Statements

                               December 31, 1997

1.  NATURE OF THE BUSINESS

Sequenom, Inc. (the "Company") was incorporated on February 14, 1994 in the State of Delaware. The Company is focused on developing high definition DNA analysis tools for industrial biomedical and life science applications.

Since inception, the Company has devoted its efforts to establishing its business, raising capital and recruiting personnel. Accordingly, through the date of these financial statements, the Company is considered to be a development stage enterprise.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Sequenom GmbH. All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents consists of highly liquid investments with original maturities when purchased of less than three months.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of demand deposits.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property, Equipment and Leasehold Improvements

Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the life of the improvement or the remaining term of the lease, whichever is shorter.

Organization Costs

Organization costs of $40,000, consisting of legal fees related to the formation of the Company, are being amortized on the straight-line basis over a five-year period.

Asset Impairment

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of, effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The adoption had no impact on the Company's financial statements.

Revenue Recognition

Grant revenue is recorded as the research expenses relating to the grants as incurred.

Research and Development Costs

Research and development costs are expensed as incurred.

Income Taxes

The Company accounts for income taxes according to SFAS No. 109, Accounting for Income Taxes. Under the asset and liability method specified by SFAS No. 109, a deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company provides a valuation allowance against net deferred tax assets if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Stock-Based Compensation

Effective January 1, 1997, the Company adopted the footnote disclosure provisions of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 permits entities to adopt a fair value-based method of accounting for stock-based compensation arrangements, under which compensation cost is determined using the fair value of the stock option at the grant date and the number of options vested, and is recognized over the periods in which the related services are rendered. However, it also allows an entity to continue measuring compensation cost for stock-based compensation using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), Accounting for Stock Issued to Employees. The Company has elected to continue to apply the provisions of APB 25 and provide pro forma footnote disclosures required by SFAS No. 123.

Comprehensive Income and Segment Information

In June 1996, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income and SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. SFAS No. 130 requires that all components of comprehensive income be reported in the period in which they are recognized and is effective for fiscal 1998. SFAS No. 131 establishes standards for disclosures of an entity's reportable operating segments, and is also effective in fiscal 1998. The Company is in process of evaluating the disclosure requirements of the new standards, the adoption of which is not expected to have a material impact on the consolidated financial statements.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified to conform with current year presentation.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

3.  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

The following is a summary of property, equipment and leasehold improvements and related accumulated depreciation and amortization, as of December 31, 1997 and 1996:

                                                       1997           1996
                                                   -------------------------
Laboratory equipment                               $1,248,735     $1,035,924
Leasehold improvements                                119,061        123,236
Office furniture and equipment                        238,418        202,034
                                                   -------------------------
                                                    1,606,214      1,361,194
Less accumulated depreciation and amortization        604,017        440,160
                                                   $1,002,197     $  921,034
                                                   =========================

Total depreciation and amortization expense for the years ended December 31, 1997 and 1996 amounted to $351,173 and $314,195, respectively.

4.  LONG-TERM DEBT

In 1995, the Company and its wholly-owned subsidiary, Sequenom GmbH, entered into agreements with a German bank for two loans, one for DM 1 million (approximately $697,800) and the other for DM 3 million (approximately $2,093,400). In 1997, the Company and subsidiary entered into another agreement with the same German bank for an additional loan of DM 2 million (approximately $1,116,000). The loans are unsecured, and must be preceded by an equity contribution of the same amount by the Company to the subsidiary. As of December 31, 997, the Company had made such equity contributions and the subsidiary had borrowed the entire DM 6 million under the agreements.

Interest is payable semi-annually on the loans. The 1995 loans began accruing a nominal interest of 6% on March 31, 1997, while payments commenced in June 1997. The effective nominal interest rate over the life of the 1995 loans is 4.8%.
The 1997 loan bears interest at 7% with payments commencing in 1998. The subsidiary is also required to pay additional interest equal to 9% of the subsidiary's annual profits, to the extent that such profits exceed DM 100,000 per year. The combined annual interest rate (nominal interest and additional interest) may not exceed 7% per year through December 31, 2000. Commencing January 1, 2001 and January 1, 2003, any amounts still outstanding will accrue additional interest at 6% and 7% per annum for the 1995 loans and 1997 loan, respectively. Principal is due in full on December 31, 2005 and December 31, 2007 or earlier upon certain events, as defined in the 1995 and 1997 loan agreements, respectively.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

4.  LONG TERM DEBT (CONTINUED)

In addition, at the end of the loan term (earlier of repayment or December 31, 2005 and December 31, 2007 for the 1995 loans and 1997 loan, respectively), the subsidiary is obligated to pay a terminal interest equal to 25%, 30% and 35% of the amounts loaned under the DM I million, DM 3 million and DM 2 million agreements, respectively, estimated to be $1,0.41,606 u of December 31, 1997. The bank may elect to forego such payments in certain situations. The Company anticipates that the full amount borrowed under these loans will be repaid in the year 2000.

Under certain conditions, the Company may exercise a "put option" to sell its shares of capital stock in the subsidiary to the German bank for an amount equal to 50% of the Company's equity contribution to the subsidiary pursuant to the DM 3 million loan. Through December 31, 1997, the Company had made capital contributions to the subsidiary under the DM 3 million loan agreement of DM 3 million (approximately $1,674,000); therefore, the potential amount recoverable under this "put option" was approximately DM 1.5 million (approximately $837,000) at December 31, 1997. If the Company exercises such put option, then the Series B Preferred Stockholders have a right to elect redemption of their Series B Preferred Stock in the amount of $1.50 per share. At the present time the Company has no intention of exercising the "put option."

5.  STOCKHOLDERS' EQUITY

Pursuant to the Company's Certificate of Incorporation, as amended, the Company has authorized the issuance of 17,209,744 shares of capital stock par value $0.001 per share, consisting of 9,218,000 shares of Common Stock ("Common Stock"), 1,650,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"), 2,976,663 shares of Series B Convertible Preferred stock ("Series B Preferred Stock"), and 3,365,081 shares of Series C Convertible Preferred Stock ("Series C Preferred Stock").

All shares of stock have voting rights. Holders of Common Stock have one vote per share, while holders of Series A, Series B, and Series C Preferred Stock are entitled to the number of votes per share equal to the number of shares of Common stock into which each Preferred share could be converted.

PREFERRED STOCK

Each share of Preferred Stock is convertible into one share of Common Stock at any time at the option of the holder. The rate at which the Preferred Stock convert to Common Stock is subject to adjustment in certain circumstances. All outstanding shares of Series C Preferred Stock shall

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

5.  STOCKHOLDERS' EQUITY (CONTINUED)

automatically convert to Common Stock upon the closing of a firm commitment underwritten public offering with a price per share of not less than $9.45 and with gross proceeds to the Company of not less than $20 million. All outstanding shares of Series B and Series A Preferred Stock shall automatically convert to Common Stock upon the closing of a firm commitment underwritten public offering with a price per share of not less than $4.50 and $2.50, respectively, and with gross proceeds to the Company of not less than $10 million.

The holders of the Series B Preferred Stock shall be entitled to receive, from funds legally available therefore, a noncumulative dividend at the rate of $0.05 per share per annum, payable when and as declared by the Board of Directors. No dividends shall be declared or paid to the holders of Series A Preferred Stock or Common Stock unless the holders of Series B and Series C Preferred Stock have been paid in full all of the dividends to which they are entitled, nor shall any dividends be declared or paid to the holders of Series A Preferred Stock or Common stock at a rate greater than the rate paid to the holders of Series B and Series C Preferred Stock. If dividends are paid on Series A or B Preferred Stock, the holders of the Series C Preferred Stock are entitled to receive a dividend at the same rate per share.

The Series B and Series C Preferred Stock have preference as to the assets of the Company upon liquidation over the Series A Preferred Stock and the Common Stock; the Series A Preferred Stock has preference over the Common Stock. In liquidation, the holders of Series B Preferred Stock and Series A Preferred Stock are entitled to the greater of (a) the amount per share as would have been payable had all shares of Series B Preferred Stock or Series A Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, plus all declared but unpaid dividends or (b) for the Series C preferred stock, $3.15 per share plus declared but unpaid dividends, for the Series B Preferred Stock, $1.50 per share plus declared but unpaid dividends and, for the Series A Preferred Stock, $0.50 per share plus declared but unpaid dividends.

The holders of Series B Preferred Stock have redemption rights under certain limited conditions as discussed in Note 4.

In December 1995, the Company issued 2,333,333 shares of Series B Convertible Preferred Stock to a group of investors for gross proceeds of $3,500,000. In August 1995 the Company also issued 26,250 shares of Common Stock to one investor for proceeds of $1,313.

In February 1996, the Company issued 643,330 shares of Series B Convertible Stock to various investors for gross proceeds of $964,995.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

5.  STOCKHOLDERS' EQUITY (CONTINUED)

In May 1997, the Company issued 1,065,079 shares of Series C Convertible Stock to various investors for gross proceeds of $3,355,000.

COMMON STOCK

In February 1994, the Company issued 420,000 shares of Common Stock at $0.05 per share to three individuals (the "founders"), for gross proceeds of $21,000. These shares were subsequently exchanged for 42,000 shares of Series A Preferred stock. In March 1994, the Company issued 380,000 shares of Common Stock, at a value of $0.05 per share, which were subsequently exchanged for 38,000 shares of Series A Preferred Stock, to one of the founders for consulting services. The Company recorded expense of $19,000 related to this issuance of shares.

In May 1994, the Company issued 400,000 shares of Common Stock at $0.50 per share to a group of investors for gross proceeds of $200,000. Contemporaneously with this issuance of shares, the Company issued 1,100,000 shares of Common Stock at a value of $0.50 per share to one of the founders in exchange for the assignment of the rights to all inventions (and related documentation) which had been developed by the founder. Accordingly, $550,000 has been recorded as research and development expense in the accompanying financial statements.
These shares were subsequently exchanged for 400,000 shares and 1,100,000 shares of Series A Preferred Stock, respectively.

1994 STOCK PLAN

In February 1994, the Company adopted the 1994 Stock Plan (the "Plan"). The Plan provides for the grant of options to purchase Common Stock and the issuance of shares of Common Stock subject to Company repurchase rights to directors, officers, employees and consultants to the Company. Options granted to employees generally vest over four years at the rate of 25% per year with a maximum term of 10 years. Options granted to consultant shave vesting periods determined at the date of grant. The number of shares of Common Stock issuable under the Plan was 1,700,000 in 1997 and 1,000,000 in 1996.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

5.  STOCKHOLDERS' EQUITY (CONTINUED)

The stock option activity is summarized as follows:

                                        Number of        Weighted
                                         Shares           Average
                                                       Exercise Price
                                    ---------------------------------
Balance at December 31, 1993
  Granted                                318,000            $0.50
  Canceled                                    --               --
  Exercised                                   --               --
                                       ---------
Balance at December 31, 1994              318,00            $0.50
  Granted                                370,000            $0.05
  Canceled                              (318,000)           $0.50
  Exercised                             (122,000)           $0.05
                                       ---------
Balance at December 31, 1995             248,000            $0.05
  Granted                                435,000            $0.25
  Canceled                                    --               --
  Exercised                                   --               --
                                       ---------
Balance at December 31, 1996             683,000            $0.18
  Granted                                731,000            $0.25
  Canceled                               (50,000)           $0.25
  Exercised                             (144,000)           $0.25
  Balance at December 31, 1997         1,220,000            $0.21
                                       =========

At December 31, 1997, 214,000 shares were available for future option grants and 1,434,000 shares of Common Stock were reserved for issuance of all options.

The following table summarizes information about options outstanding at December 31, 1997:

                          OPTIONS OUTSTANDING          OPTIONS EXERCISABLE
                      ---------------------------    ----------------------
                                        WEIGHTED
                                         AVERAGE                   WEIGHTED
                                        REMAINING                   AVERAGE
     RANGE OF          NUMBER         CONTRACTUAL      NUMBER      EXERCISE
  EXERCISE PRICE     OUTSTANDING          LIFE       EXERCISABLE    PRICE
---------------------------------------------------  -----------   --------
        $0.05           248,000           7.3          82,000       $0.05
        $0.25           972,000           9.5          84,250       $0.25
-------------         ---------                      --------
$0.05 - $0.25         1,220,000           9.1         166,250       $0.15
=============         =========                      ========

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

5.  STOCKHOLDERS' EQUITY (CONTINUED)

Of the 731,000 options issued in 1997, 3,000 were exercisable in full on the date of grant with the remaining exercisable ratably over a four-year period.
Of the 435,000 options issued in 1996, 67,000 were exercisable in full on the date of grant, 36,000 were exercisable ratably over a six-month period and the remaining 332,000 were exercisable over a five year period. Of the 370,000 options issued in 1995, 222,000 were exercisable in full on the date of grant, 30,000 were exercisable ratably over a five-year period and an additional 118,000 are subject to a vesting schedule as follows - 22,000 became immediately exercisable and 96,000 are exercisable on the earlier of November 1, 2003, or the achievement of certain milestones, as defined. None of these milestones had been achieved as of December 31, 1997.

The Company accounts for the stock option plan under APB No. 25, under which no compensation cost has been recognized. Had compensation cost for this plan been determined consistent with SFAS No. 123, the Company's net loss would have been changed to the following pro forma amounts:

                                             1997                1996
                                    ------------------------------------
  Adjusted pro forma net loss            $(4,819,703)       $(3,416,437)

Pro forma information regarding net loss has been determined as if the Company has accounted for its employee stock options under the fair value method prescribed in SFAS No. 123. The fair value of these options was estimated at the date of grant using the minimal value pricing model with the following weighted average assumptions for 1997 and 1996: risk-free interest rate of 6%; dividend yield of 0%; and a weighted-average life of the option of four years.

The minimal value pricing model is similar to the Black-Scholes option valuation model which was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable, except that it excludes the factor for volatility. In addition, option valuation models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purpose and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are shown below. A valuation allowance of $4,621,000 has been recognized as realization of such assets is uncertain.

                                                        December 31,
                                                    1997            1996
                                               ----------------------------
Deferred tax assets:
  Net operating loss carryforwards             $ 3,383,000      $ 1,408,000
  Research and development credits                 193,000           46,000
  Capitalized research expenses                    981,000          830,000
  Other, net                                        64,000               --
                                               ----------------------------
Total deferred tax assets                        4,621,000        2,284,000
Valuation allowance                             (4,621,000)      (2,284,000)
                                               ----------------------------
Net deferred tax assets                        $        --      $        --
                                               ============================

At December 31, 1997, the Company has federal and state tax net operating loss carryforwards of approximately $4,710,000 and $2,344,000, respectively. The difference between the federal and state tax loss carryforwards is attributable to the capitalization of research and development expenses for state tax purposes. The federal and state tax loss carryforwards will begin to expire in 2008 and 1998, respectively, unless previously utilized. The Company also has German net operating loss carryforwards of approximately $2,990,000 which may be carried forward indefinitely. The Company also has federal and state research and development tax credit carryforwards of approximately $154,000 and $59,000 respectively, which will being to expire in 2011 unless previously utilized.

Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company's net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within a three-year period.

7.  Commitments

Leases

In October 1994, the Company entered into a master lease agreement whereby it may lease up to $1 million of equipment over a period of three years. The Company has made deposits of $52,100 ($14,300 by the Company and DM 54,300 by the Company's subsidiary) in connection with this arrangement. Additionally, under the terms of this

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

7.  COMMITMENTS (CONTINUED)

agreement, in 1996 the Company issued warrants to purchase 70,000 shares of Series A Preferred Stock at an exercise price of $0.50 per share. In connection with those warrants, the Company recorded $18,000 of expense in 1996. The initial delivery of equipment under this arrangement was made to the Company's subsidiary in December 1994. The lease extends through June 1998. Total rent expense under this lease was approximately $199,000 in 1997 and $180,000 in 1996.

The Company entered into a lease of office and research and development space in 1996 which commenced on April 1, 1997 and extends through March 2000. Prior to that date, the Company had been subject to a short-term lease agreement for such space commencing in October 1996, and incurred approximately $132,000 of rent in 1997 and $34,000 in 1996. The Company's subsidiary entered into a lease of office and research and development space in 1995 extending until July 2000. Total rent expense under this lease was approximately $118,000 in 1997 and $68,000 in 1996.

Future commitments under operating leases at December 31, 1997 are approximately as follows:

                         1998                  $  484,000
                         1999                  $  425,000
                         2000                  $  148,000
                                               ----------
                                               $1,057,000
                                               ==========

Consulting Agreements

The Company has entered into agreements with consultants to provide scientific and management services. One agreement is with a board member for strategic consulting services. This agreement expired in June 1997, and provided for payment of $1,500 per day and stock options for 72,000 shares of Common Stock. The Company valued these options at $9,000. This expense was recognized over the vesting period. Payments under this agreement amounted to approximately $90,750 and $121,000 in 1997 and 1996, respectively.

The Company has also entered into consulting agreements with two individuals for scientific advisory services. Each individual receives a fee of $20,00 per year, and has been granted a certain number of nonqualified stock options, which vest upon the later of the occurrence of one or more events or ten years. The Company valued these options at $24,000. This expense was recognized over the period of service under the contracts. These agreements exist on a quarter-to-quarter basis and are cancelable by either the Company or the individual upon thirty days written notice.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

7.  COMMITMENTS (CONTINUED)

Development Agreements

In August 1994, the Company entered into a development agreement with a university for the design and construction of a prototype DNA sequencing mass spectrometer. Payments amounted to approximately $203,200 and $270,000 for the period ending June 1997 and June 1996, respectively. In September 1997, the Company extended the agreement through June 30, 1999 and committed to a payment approximately $200,000 for the two year period ending June 30, 1998.

In September 1994, the Company entered into a development agreement with another university for the design of a system for preparation of DNA samples. Payments under the agreement were approximately $112,000 in 1997 and $150,000 in 1996. The Company is committed to a payment of approximately $220,000 for 1998.

8.  GERMAN GOVERNMENT GRANTS

The Company's wholly owned subsidiary, Sequenom GmbH, has been the recipient of two grants from German government authorities. The first grant, received in 1996 from the City/State of Hamburg, is for DM 800,000 (approximately $520,000). This grant reimburses the subsidiary for the cost of certain equipment to be used in a three-year research project. If the equipment is not used for the grant's express purpose, the equipment must be relinquished to the City/State of Hamburg. Through December 31, 1997, approximately DM 609,000 (approximately $377,000) of such equipment had been purchased under the grant program.
Deferred revenue at December 31, 1997 relating to the grant totaled DM 224,000 ($126,000).

The second grant, also received in 1996, is from the German Federal Ministry of Research and Development and amounts to DM 2.2 million (approximately $1.4 million). This grant reimburses the Company for certain materials, personnel, travel and development costs. Through December 31, 1997, approximately DM 1,844,000 (approximately $1,169,000) had been expended and recognized under this grant program.

                                 Sequenom, Inc.
                          (development stage company)

            Notes to Consolidated Financial Statements (continued)

9.  YEAR 2000 ISSUE (UNAUDITED)

The Company recognizes the need to ensure that its operations will not be adversely impacted by Year 2000 hardware and software issues. The Company intends to confirm its compliance regarding Year 2000 issues for both internal and external information systems by the end of 1998. This process will entail communications with significant suppliers, financial institutions, insurance companies and other parties that provide significant services to the Company. Expenditures required to make the Company Year 2000 compliant will be expensed as incurred and are not expected to be material to the Company's financial position or results of operations.

10.  SUBSEQUENT EVENTS

Series C Preferred Stock

In January 1998, the Company issued an additional 2,968,252 shares of Series C Preferred Stock at $3.15 per share for gross proceeds of $9,349,998.

Long-Term Convertible Debt

In January 1998, the Company entered into an agreement with a German bank for debt of DM 4 million (approximately $2,285,000) which is convertible into Common Stock. Interest is equal to 6% of the subsidiary's annual profits. However, the combined annual interest rate on all loans granted by the same German bank (see Note 4) may not exceed 9% of the subsidiary's annual profits or the combined annual interest rate on all loans with the German bank may not exceed 7%. The loan may be converted to Common Stock each June or December at the option of the bank. The conversion ratio is calculated as the arithmetic mean between $3.15 per share and a current valuation of the Common Stock at the time of conversion, not to exceed $8.40 per share. The loan must be repaid by December 31, 2007, if not previously converted.

Sequenom GmbH Financing

In February 1998, a German bank purchased 2,700 shares of approximately 5% of Sequenom GmbH common stock for DM 3 million (approximately $1,714,000). These shares can be converted to Sequenom, Inc.'s Series C Preferred Stock at the option of the bank. The conversion price is $3.15 per share. Sequenom, Inc. can call for conversion in the case of an initial public offering or the exit of existing investors.

Equipment Lease Line

In February 1998, the Company entered into a $1,500,000 equipment lease agreement. Under the agreement, the lessor will purchase equipment which the Company will lease and make monthly payments for over a 42-month period with a 2.72% monthly interest rate.

                                 Sequenom, Inc.
                          Consolidated Balance Sheets

                                     Sept 30,      Dec 31,                                                Sept 30,       Dec 31,
                                       1998         1997                                                    1998           1997
                                    (Unaudited)                                                          (Unaudited)
                                    ----------    ---------                                              ----------    -----------
Cash                                   ***          832,782     Accounts payable & accrued expenses         ***          1,121,972
Accounts receivable                         --           --     Unearned revenue - current portion           --            126,000
Other currents assets                  ***          289,792     Capital lease - current portion             ***
                                    ----------    ---------                                              ----------    -----------
Total Current Assets                   ***        1,122,574        Total Current Liabilities                ***          1,247,972
Property, equipment and leasehold      ***        1,002,197     Capital lease - long-term portion           ***
 Improvements, net
Organization costs, net                     --        9,996     Accrued interest                            ***            424,000
Other assets                           ***          137,806     Long-term debt                              ***          3,348,000
                                                                                                         ----------    -----------
                                                                   Total Long-Term Liabilities              ***          3,772,000
                                                                      Total Liabilities                     ***          5,019,972
                                                                Common and preferred stock                  ***              5,914
                                                                Additional paid in capital                  ***          8,569,704
                                                                Accumulated deficit                         ***        (11,097,585)
                                                                Cumulative translation adjustment           ***           (225,452)
                                                                                                         ----------    -----------
                                                                   Total Equity                             ***         (2,747,399)
                                    ----------    ---------           Total Liabilities &                ----------    -----------
                                       ***        2,272,573           Stockholders' Equity                  ***          2,272,573
                                    ==========    =========                                              ==========    ===========

   *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Interim

                                 Sequenom, Inc.
                      Consolidated Statement of Operations

                                                                         Nine Months
                                                                            Ended          Year Ended
                                                                          30-Sep-98        31-Dec-97
                                                                      -------------        -----------
                                                                         (Unaudited)
Research & development grants                                                ***               526,573
Other Income                                                                  --                88,740
                                                                      ----------           -----------
                                                                             ***               615,313
Operating expenses:
Research and development                                                     ***             3,620,298
General and administrative                                                   ***             1,860,629
                                                                      ----------           -----------
                                                                             ***             5,480,927

Net loss from operations                                                     ***            (4,865,614)

Interest income                                                              ***                56,986
Interest expense                                                             ***              (308,191)
Foreign currency transaction (loss) gain                                     ***               302,950
                                                                      ----------           -----------
Net loss                                                                     ***            (4,813,869)

  *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                    Interim

                                  EXHIBIT 4.5

                            Undisclosed liabilities
                            -----------------------

     See Exhibit 4.14.
         ------------

                                  EXHIBIT 4.6

                        Changes Since September 30, 1998
                        --------------------------------

     See Exhibit 4.14.
         ------------

                                  EXHIBIT 4.7

                                  Encumbrances
                                  ------------

     None, other than non-consensual liens arising in the ordinary course of business by operation of law and assets capitalized under an equipment lease line agreement. The Corporation is not aware of the existence of any such liens.

                                  EXHIBIT 4.8

                        Patents and Patent Applications
                        -------------------------------





                                     ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                  EXHIBIT 4.13

                              Material Agreements
                              -------------------

ITEM 4.13 (c)

    1. Employment agreement dated September 6, 1996 between Sequenom, Inc. and Fareed Kureshy.

    2. Consulting Agreement dated September 6, 1996 between Sequenom, Inc. and Dr. Hubert Koster; Executive Employment Agreement dated April 1, 1994 between Sequenom, Inc. and Dr. Hubert Koster.

    3. Scientific Advisory Board Agreement dated September 6, 1996 between Sequenom, Inc. and Dr. Hubert Koster.

    4. Consulting Agreement dated December 16, 1996 between Sequenom, Inc. and Thomas A. Bologna.

    5. Consulting Services Agreement dated April 1, 1994 between Sequenom, Inc. and Charles Cantor.

    6. Consulting Services Agreement dated April 1, 1994 between Sequenom, Inc. and Robert Cotter.

    7. Consulting Services Agreement dated October 4, 1996 between Sequenom, Inc. and Prof. Dr. Franz Hillenkamp.

    8. Consulting Services Agreement dated February 17, 1997 between Sequenom, Inc. and Prof. Dr. Ulf B. Gobel.

    9. Severance Agreement dated May 23, 1997 between Sequenom, Inc. and Fareed Kureshy.

   10. Amendment dated June 9, 1997 to the Consulting Agreement between Sequenom, Inc. and Thomas Bologna.

   11. Consulting Agreement dated January 30, 1997 between Sequenom, Inc. and Prof. Dr. Peter Roepstorff.

   12. Consulting Agreement dated August 24, 1997 between Sequenom, Inc. and Dr. Kris Venkat.

   13. Indemnification Agreement dated December 23, 1997 between Sequenom, Inc. and Thomas A. Bologna concerning Mr. Bologna's service as a director.

   14. Indemnification Agreement dated December 23, 1997 between Sequenom, Inc. and William Golden concerning Mr. Golden's service as a director.

    15. Employment Agreement dated July 1, 1997 between Sequenom, Inc. and Dr. Hubert Koster.

    In addition, the Corporation is in the process of negotiating the following agreements:

    (a)  Employment Agreement between Sequenom, Inc. and Dr. Charles Cantor.

    (b)  Employment Agreement between Sequenom, Inc. and Dr. Toni Schuh.


ITEM 4.13 (d)

    1. The Corporation maintains the 1994 Stock Plan. The Plan provides for the grant of options to purchase Common Stock and the issuance of shares of Common Stock to employees, officers, directors and consultants to the Corporation. The 1994 Stock Option Plan remains in effect pending adoption of the 1998 Stock Option Plan.

    2. The Corporation provides health and dental insurance to all of its full-time employees through a policy with the Guardian Insurance Company.


ITEM 4.13 (e)

    1. Grid Promissory Note dated March 21, 1997 for up to DM 5,000,000 between the Corporation and its wholly-owned subsidiary, Sequenom Instruments GmbH.

    2. "Kooperationsvertrag" (Cooperation Agreement) between Sequenom, Inc. and Technologie Beteiligung Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg") related to a silent partnership loan of DM 1 million to the company's wholly-owned subsidiary Sequenom Instruments GmbH dated May 1995.

    3. "Kooperationsvertrag" (Cooperation Agreement) between Sequenom, Inc. and Technologie Beteiligung Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg") related to a silent partnership loan of DM 3 million to the company's wholly-owned subsidiary Sequenom Instruments GmbH dated December 1995.

    4. "Kooperationsvertrag" (Cooperation Agreement) between Sequenom, Inc. and Technologie Beteiligung Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg") related to a silent partnership loan of DM 2 million to the company's wholly-owned subsidiary Sequenom Instruments GmbH dated October 1997.


ITEM 4.13 (g)

    1.  Global Master Rental Agreement between Sequenom, Inc. and Comdisco, Inc.

    2. Standard Industrial Gross Lease for office and development space in San Diego between Sequenom, Inc. and Sorrento Business Complex.

    3. Master Equipment Lease Agreement dated February 5, 1998 between Sequenom, Inc. and Phoenix Leasing Incorporated.

     4. Amendment No. 1 dated September 16, 1998 to the Master Equipment Lease Agreement dated February 5, 1998 between Sequenom, Inc. and Phoenix Leasing Incorporated.


ITEM 4.13 (i)

     1. Sponsored Research Agreement dated September 15, 1994 between Sequenom, Inc. and the Trustees of Boston University.

     2. Termination Letter dated February 5, 1997 with respect to the Sponsored Research Agreement dated September 15, 1994 between Sequenom, Inc. and the Trustees of Boston University.

     3. Research Agreement dated October 1, 1994 between Sequenom, Inc. and the Johns Hopkins University.

     4. Amendment No. 1 dated October 23, 1995 to Research Agreement dated October 1, 1994 between Sequenom, Inc. and the Johns Hopkins University.

     5. Patent and Know-How License Agreement dated June 1, 1996 between Sequenom, Inc. and the Trustees of Boston University.

     6. Patent Sublicense Agreement dated November 19, 1996 between Sequenom, Inc. and Protogene Laboratories, Inc.

     7. Confidentiality/Material Transfer Agreement dated December 1, 1995 between Sequenom, Inc. and Becton, Dickinson and Company.

     8. Sponsored Research Agreement dated July 1, 1996 between Sequenom, Inc. and the Korea Advanced Institute of Science and Technology ("KAIST").

     9. License Agreement between Sequenom, Inc. and the Johns Hopkins University, as contemplated by item 3 above (negotiated but not yet executed by the parties).

     10. Letter extending the term of the Sponsored Research Agreement dated July 9, 1997 between Sequenom, Inc. and KAIST.

     11. Agreement dated October 8, 1997 between Sequenom, Inc. and Community Technology Fund, Office of Technology Transfer of Community Technology Fund and Center for Advanced Biotechnology of Boston University.

                                    *  *  *

     12. The Corporation's wholly-owned subsidiary, Sequenom Instruments GmbH, has the following material agreements relating to loans and grants:

          . Beteiligungsvertrag (Investment Contract) between Sequenom Instruments GmbH and Technologie Beteiligung Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg") for a silent partnership loan of DM 1 million dated May 1995.

         . Beteiligungsvertrag (Investment Contract) between Sequenom Instruments GmbH and Technologie Beteiligung Gesellschaft mbH der Deutschen Ausgleichsbank ("tbg") for a silent partnership loan of DM 3 million dated December 1995.

         .  Zuwendung aus dem Bundeshaushalt (Federal Budget Grant) dated
    August 17, 1995 for the co-operative project "High Speed DNA Sequencing and DNA Diagnostics with the Help of Mass Spectrometry" from the Bundesministerium flur Bildung, Wissenschaft, Forschung und Technologie (the Ministry for Education, Science, Research and Technology) in the amount of DM 2.2 million.

         . Foderantrag (Grant Application) for the period October 1, 1995 to December 31, 1998 for the co-operative project High Speed DNA Sequencing and DNA Diagnostics with the Help of Mass Spectrometry with the Freie und Hansestadt Hamburg Wirtschaftbehorde (the Trade Bureau of the City/State of Hamburg) in the amount of DM 800,000.

                                  EXHIBIT 4.14

  Compliance with State Securities Laws in connection with Stock Option Grants
  ----------------------------------------------------------------------------


     The Corporation granted stock options to various individuals between the dates of February, 1994 and September, 1998 under the Corporation's 1994 Stock Plan (the "Plan"). The shares of the Corporation's Common Stock that are subject to the grants were not qualified or exempted under applicable state securities laws and therefore the options may have been granted in violation of such laws. As a result, the Corporation may have potential liability to some or all of the individuals to whom the options were granted. The Corporation is currently analyzing this matter and cannot, at this time, ascertain the extent of its potential liability, if any. Nevertheless, the Corporation does not believe that such potential liability, if any, would exceed $200,000 in the aggregate.

                                  EXHIBIT 4.l5

                                   Insurance
                                   ---------

     See Exhibit 4.13 and the following:
         ------------

1.   St. Paul Fire and Marine Insurance Company
     Policy Period: October 26, 1998 - October 25, 1999
     Premium: $5,980
     Policy Number: FK06603871

     Commercial General Liability Limits:

         Each Event:                                                                                    $2,000,000
         Premises Damage:                                                                               $1,000,000
         Medical Expenses:                                                                              $    5,000
         Personal Injury and Advertising Injury:                                                        $2,000,000
         Aggregate Limit:                                                                               $4,000,000

         Loss of Earnings and Extra Expenses Coverage, Limit:                                           $  500,000

         Specialized Medical & Computer Equipment:                                                      $1,000,000

         Hired and non-owned Auto Liability:                                                            $2,000,000

         Subject to $500 deductible:
         Business Contents:                                                                             $1,000,000
         Valuable Papers                                                                                $   25,000
         Account Receivable                                                                             $   25,000
         Money and Securities (Inside & Outside)                                                        $   12,000

2.   Zenith Insurance Company
     Policy Period: October 1, 1998 - October 1, 1999
     Premium: $6,143
     Policy number: Z042591702

         Workers Compensation Insurance
         Employers Liability Insurance Limits:
         Bodily Injury by Accident:                                      $1,000,000 each accident
         Bodily Injury by Disease:                                       $1,000,000 each employee
         Bodily Injury by Disease                                        $1,000,000 policy limit


3.   Woodruff - Sawyer & Co. - Insurer: 100% Lloyd's of London
     Policy Period: October 7, 1998 - October 7, 1999
     Premium: $16,536
     Policy number: DOM3000604
     Directors & Officers Liability
     Limit(s): $2,000,000

4. The Corporation also maintains life insurance coverage on Dr. Hubert Koster in the amount of $1,000,000 ($500,000 in whole life and $500,000 in term life). The Corporation is beneficiary of both policies.

                                 EXHIBIT 4.16A

                     Form of Registration Rights Agreement
                     -------------------------------------

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers of Series D Preferred Stock being hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").

     WHEREAS, the Corporation, the Series B Investors and the Series C Investors are the parties to a Registration Rights Agreement dated as of May 8, 1997, as amended as of January 12, 1998 (the "Prior Registration Rights Agreement"), pursuant to which the Corporation granted certain registration rights to the Series B Investors, the Series C Investors and certain of their transferees;

     WHEREAS, the Corporation now wishes to sell to the Investors certain shares of its Series D Preferred Stock;

     WHEREAS, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are convertible into shares of the Corporation's Common Stock; and

     WHEREAS, as a condition to entering into the Purchase Agreement, the Investors have required that the Corporation, the Series B Investors and the Series C Investors execute this Agreement to provide the Investors rights to register the shares of Common Stock issuable upon conversion of their Series D Preferred Stock and certain other securities of the Corporation described below;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.  Definitions.  As used in this Agreement, the following terms shall have
         -----------
the following meanings:

         (a) The term "Act" means the Securities Act of 1933, as amended;
                                      ----------

         (b) The term "Holder" means any Investor, any Series B Investor, any
                                         --------
Series C Investor and any other person or entity holding Registrable Securities to whom the registration rights granted in this Agreement have been transferred pursuant to Section 14 hereof;

         (c) The term "Preferred Stock" means the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock;

         (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

         (e) The term "Registrable Securities" means (1) the Common Stock issuable upon conversion of the Preferred Stock, (2) Common Stock purchased by an Investor pursuant to Section 8.1 of the Purchase Agreement (or Common Stock for or into which New Securities (as therein defined) purchased by the Investor pursuant to such Section 8.1 may be exercised or converted) or pursuant to the Stock Restriction Agreement dated as of the date hereof among the Corporation, the Series B Investors, the Series C Investors, the Investors and certain additional parties identified therein, and (3) any Common Stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Preferred Stock or Common Stock.

     In addition, for purposes of all calculations and notices under this Agreement, and all other provisions of this Agreement where the context permits, the term "Registrable Securities" shall include securities issuable upon conversion of the Preferred Stock, a holder of the Preferred Stock shall be deemed the Holder of such securities and such securities shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this Agreement shall require the Corporation actually to register any shares of the Preferred Stock.

     2.  Request for Registration.  If at any time after the earlier of (i) the
         ------------------------
first underwritten public offering of securities for the account of the Corporation, and (ii) the date two (2) years from the date hereof, the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holder or Holders at least fifty percent (50%) of the then outstanding Registrable Securities that the Corporation file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least the lesser of (i) at least twenty-five percent (25%) of the then outstanding Registrable Securities and (ii) Registrable Securities the expected price to the public of which equals or exceeds $10,000,000, then the Corporation shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     Notwithstanding the foregoing, (a) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Corporation's estimated date of filing of, and ending on a date six (6) months following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Corporation, provided that the Corporation is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Corporation's estimate of the date of filing such registration statement is made in good faith; (b) the Corporation shall not be obligated to effect a registration pursuant to this Section 2 within six (6) months after the effective date of a prior registration under such Section; (c) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Corporation or its stockholders for a registration statement to be filed in the near future, then the Corporation's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed three (3) months; and (d) the Corporation may postpone a registration pursuant to this election for such period of time as may be required to permit the use of regular audited year-end financial statements with supplemental short period figures for a period not exceeding six (6) months unless the Holders agree to bear the costs of any special audit.

     The Corporation shall not be obligated to effect more than two (2) registrations pursuant to this Section 2. Any request for registration under this Section 2 must be for a firm commitment underwritten public offering to be managed by an underwriter or underwriters of recognized national standing reasonably acceptable to the Corporation.

     3.  Corporation Registration.  Subject to Section 8 of this Agreement, if
         ------------------------
at any time the Corporation proposes to register any of its Common Stock under the Act in connection with the public offering of such securities for its own account or for the accounts of other stockholders, solely for cash on a form that would also permit the registration of the Registrable Securities, the Corporation shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within thirty
(30) days after mailing of any such notice by the Corporation, the Corporation shall, subject to the limitations set forth in Section 8(a), use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

     4.  Obligations of the Corporation.  Whenever required under Section 2, 3,
         ------------------------------
or 11 to use its best efforts to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Corporation shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty
(180) days.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

         (e) Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Securities.

     5.  Furnish Information.  It shall be a condition precedent to the
         -------------------
obligations of the Corporation to take any action pursuant to this Agreement that the Holders shall furnish to the Corporation such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Corporation shall reasonably request and as shall be required in connection with the action to be taken by the Corporation.

     6.  Expenses of Demand Registration.  All expenses incurred in connection
         -------------------------------
with registrations pursuant to Section 2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Corporation, and the reasonable fees and disbursements of one special counsel for the selling Holders, shall be borne by the Corporation.

     7.  Corporation Registration Expenses.  All expenses (excluding
         ---------------------------------
underwriters' discounts and commissions) incurred in connection with a registration pursuant to Section 3, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to the Corporation that result from the inclusion of securities held by the Holders in such registration and the reasonable fees and disbursements of one special counsel for the selling stockholders, shall be borne by the Corporation; provided, however, that if the registration is of exclusively a secondary offering, the holders shall bear their proportionate share of the expenses incurred in connection with any registration (provided all stockholders registering shares thereunder bear their proportionate share of expenses), except expenses which the Corporation would have incurred whether or not the securities held by the Holders were included in such registration (including, without limitation, the expense of preparing normal audited or unaudited financial statements).

     8.  Underwriting Requirements.
         -------------------------

         (a) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Corporation shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders), provided that in the case of an offering involving shares being issued by the Corporation, no such reduction shall be made with respect to any securities offered by the Corporation for its own account, and provided further that no securities of any stockholder who is not a Holder shall be included in such offering, other than securities of stockholders who have initiated such registration pursuant to the exercise of contractual rights to do so, unless all securities which the Holders have requested to be included are included on a pro rata basis with the securities of any other stockholders who have a contractual right to include their securities in such offering.

         (b) With respect to any underwriting of shares to be registered under
Section 2, or an underwriting of shares to be registered under Section 11, if the Holders of a majority of the then outstanding Registrable Securities have requested registration thereunder, such Holders shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Corporation. In all other circumstances under such Sections and in connection with registrations under Section 3, the Corporation shall have the right to designate the managing underwriter or underwriters, subject to the consent of the Holders of a majority of the Registrable Securities participating in the underwriting. In any such case, such consent shall not be unreasonably withheld or delayed.

     9.  Delay of Registration.  No Holder shall have any right to take any
         ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

    10.  Indemnification.  In the event any Registrable Securities are included
         ---------------
in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Corporation of any rule or regulation promulgated under the Act applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld or delayed) nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

         (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, and any underwriter for the Corporation (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Corporation or any such director, officer, controlling person or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and will reimburse the Corporation or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net proceeds actually received by such Holder in the relevant public offering.

         (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly, of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 10.

     11.  Registrations on Form S-3.
          -------------------------

          (a) If (i) the Corporation shall receive a written request (specifying that it is being made pursuant to this Section 11) from the Holder or Holders of at least twenty-five percent (25%) of the then outstanding Registrable Securities that the Corporation file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed Two Million Dollars ($2,000,000), and (ii) the Corporation is a registrant entitled to use Form S-3 to register such shares, then the Corporation shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor form to Form S-
3).

          (b) All expenses (excluding underwriters' discounts and commissions) incurred in connection with the first two registrations requested pursuant to
Section 11(a), including, without limitation, all registration, qualification, printing, and accounting fees, and fees and disbursements of one special counsel to the selling Holder or Holders and counsel to the Corporation, shall be borne by the Corporation. All such expenses for registrations pursuant to Section 11(a) after the first two such registrations shall be borne by the Corporation, except that the selling Holders shall pay all fees of their legal counsel, if any, in connection therewith.

          (c) Holders' rights to registration under this Section 11 are in addition to, and not in lieu of, their rights to registration under Sections 2 and 3 of this Agreement.

     12.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration, the Corporation agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Corporation;

          (b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

          (c) furnish to any Holder forthwith upon request a written statement by the Corporation that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Corporation), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as may be reasonably requested in availing any such holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     13.  Limitations in Connection with Future Grants of Registration Rights.
          -------------------------------------------------------------------
Without the prior written consent of the Holder or Holders of a majority of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock, the Corporation shall not grant rights to cause the Corporation to register any of its securities to any person or entity other than the Additional Investors as contemplated hereunder.

     14.  Transfer of Registration Rights.  The registration rights of any
          -------------------------------
Series B Investor, Series C Investor or Investor (and of any permitted transferee of any Series B Investor, Series C Investor or Investor or its permitted transferees) under this Agreement with respect to any shares of Registrable Securities may be transferred to any Affiliate of such Series B Investor, Series C Investor or Investor or such permitted transferee, or to any transferee who acquires (otherwise than in a registered public offering) at least 20,000 shares of Registrable Securities held or acquired as of the date hereof by such Series B Investor, Series C Investor or Investor; provided, however, that the Corporation is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned. For such purpose, an "Affiliate" of any Series B Investor, Series C Investor or Investor (or any such transferee) means any general or limited partner of such Series B Investor, Series C Investor or Investor (or transferee) if it is a partnership, or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Series B Investor, Series C Investor or Investor or transferee. In addition, for purposes of this section, in the case of any Series B Investor, Series C Investor or Investor that is a limited partnership for which TVM Techno Venture Management Limited Partnership, TVM Techno Venture Management III GmbH or any of their respective Affiliates serves as a general partner, the term "Affiliate" of any such Series B Investor, Series C Investor or Investor shall include KBL Founder Ventures SCA, KB Lux Venture Capital Fund
- European Biotechnology and their respective Affiliates and Alpinvest International B.V. and its Affiliates.

     15.  Mergers, Etc.  The Corporation shall not, directly or indirectly,
          -------------
enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Corporation is not the surviving corporation if the Holders of Registrable Securities are entitled to receive in exchange therefor (i) cash, or (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act.

     16.  Stand-Off Agreement.  Each Holder, if requested by the Corporation and
          -------------------
the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a registration statement under the Act, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities or other securities of the

Corporation held by such Holder for a specified period of time (not to exceed 180 days) following the effective date of such registration statement; provided, that:

          (a) such agreement shall only apply to the first registration statement covering Common Stock to be sold on the Corporation's behalf to the public in an underwritten offering; and

          (b) all holders of five percent (5%) or more of the shares of Common Stock then outstanding (including shares of Common Stock issuable upon the conversion of Preferred Stock, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Corporation enter into similar agreements.

     17.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     18.  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (i)  if to the Corporation, to:

               Sequenom, Inc.
               11555 Sorrento Valley Road, Suite C
               San Diego, CA 92121
               Attention:  President
               Fax: (619) 350-0344

               with a copy to:

               John A. Denniston, Esq.
               Brobeck, Phleger & Harrison LLP
               550 West C Street, Suite 1300
               San Diego, California 92101
               Fax: (619) 234-3848

          (ii) if to the Series B Investors, the Series C Investors or the Investors (or their respective transferees), to their respective last known address or their respective address, if any, appearing in the books of the Corporation.

     19.  Miscellaneous.
          -------------

          (a) This Agreement states the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, written or oral, between or among them concerning such subject matter.

          (b) This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Holders of at least two-thirds in voting power of the then outstanding Registrable Securities issued or issuable upon conversion of the Preferred Stock to be bound thereby.

          (c) This Agreement amends and restates the Prior Registration Rights Agreement, which upon execution hereof shall be of no further force or effect.

          (d) This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

          (e) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages.

                                    *  *  *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                              SEQUENOM, INC.

                              By:
                                 --------------------------------------
                                 Its President

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner


                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:
                                 --------------------------------------
                                 General Partner


                              ***

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ALPINVEST INTERNATIONAL B.V.

                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              ***

                              -----------------------------------------
                              Hubert Koster


                              -----------------------------------------
                              Ernst-Gunter Afting


    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SERIES C INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM INTERTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                              TVM EUROTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP


                              By:
                                 --------------------------------------
                                 General Partner



                              ***

                              ALPINVEST INTERNATIONAL B.V.


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              ***

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

                              LOMBARD ODIER & CIE


                              By:
                                 --------------------------------------
                              Its:
                                 --------------------------------------


                              ***

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

    [SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.


                         Registration Rights Agreement


                            Investor Signature Page
                            -----------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this 21st day of December, 1998.


                              -----------------------------------------
                              (print name)

                              By:
                                 --------------------------------------

                              Title:
                                    -----------------------------------

[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                 SEQUENOM, INC.


                         Registration Rights Agreement


                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Registration Rights Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Registration Rights Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Registration Rights Agreement.

     EXECUTED this ____ day of ____________, 1999.


                              ------------------------------------------
                              (print name)

                              By:
                                 ---------------------------------------
                              Title:
                                    ------------------------------------
                              Address:
                                      ----------------------------------
                              ------------------------------------------
                              ------------------------------------------


                    [ADDITIONAL INVESTOR SIGNATURE PAGE TO
             AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                 EXHIBIT 4.16b

                            Form of Voting Agreement
                            ------------------------

                     AMENDED AND RESTATED VOTING AGREEMENT

     This Amended and Restated Voting (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster, Nola E. Masterson and Robert E. Patterson (the "Founders"); TVM Techno Venture Enterprises No. II Limited Partnership, TVM Intertech Limited Partnership, TVM Zweite Beteiligung-U.S. Limited Partnership, TVM Eurotech Limited Partnership, TVM Techno Venture Investors No. 1 Limited Partnership and *** (the "Original Investors"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, $.001 par value per share ("Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of the date hereof, including any Additional Investors as defined in the Purchase Agreement (all such purchasers of Series D Preferred Stock under the Purchase Agreement being referred to as the "Investors," and all such Founders, Original Investors, Series B Investors, Series C Investors and Investors being referred to as the "Stockholders").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  Board of Directors.  The Stockholders agree to vote all shares of the
         ------------------
Corporation's Common Stock, $.001 par value per share ("Common Stock"), Series A Convertible Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class of voting security of the Corporation (the "Shares") now or hereafter owned or controlled by them, and otherwise to use their respective best efforts as stockholders of the Corporation, to set the number of directors of the Corporation at five and to elect as directors, on the date of this Agreement and in any subsequent election of directors of the Corporation:

         (a) one person designated by the Founders;

         (b) one person designated by the Original Investors;

         (c) one person designated by either (i) GLS LP Investment III Limited ("GLS") for so long as GLS holds at least 793,650 shares of Series C Preferred Stock, or (ii) the holders of a majority of the Series C Preferred Stock if GLS holds less than 793,650 shares of Series C Preferred Stock; and

         (d) two persons who are not employees of the Corporation (the "Independent Directors"), who have experience in the Corporation's industry and who are reasonably acceptable to a majority of the other directors.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

     Any person or entity or group of persons or entities entitled to make a director designation hereunder (a "Designating Party") shall furnish written notice to the Corporation at least 30 days prior to any election of directors of its director-designee or director-designees and the Corporation shall furnish written notice thereof to the Stockholders at least 10 days prior to any such election of directors. In the absence of such notice, the director-designee or director-designees of such Designating Party then serving and previously designated shall be reelected if still eligible to serve as provided herein. In the event that any Designating Party that is a group of Stockholders cannot agree upon a director-designee, the identity of the director-designee of such Designating Party shall be determined by a plurality in voting power of the outstanding capital stock of the Corporation held by the Stockholders constituting such Designating Party.

     This Agreement is not intended, and shall not be construed, to confer upon any person designated hereunder for election to the Board of Directors any right to serve or to continue to serve in such capacity. Any Designating Party may, at any time, determine to remove its then-current director-designee and designate another person for election to the Board of Directors in place of the person then serving as the director-designee of such Designating Party. In the event any such determination is made, the Stockholders shall promptly vote to remove the director-designee of such Designating Party then serving, and to elect as a director the replacement director-designee of such Designating Party.

     At any time a majority of the directors other than the Independent Directors may determine to remove any Independent Director from the Board of Directors and designate another person for election to the Board of Directors in place of the person then serving as such Independent Director. In the event any such determination is made, the Stockholders shall promptly vote to remove the applicable Independent Director and to elect as a director the replacement Independent Director-designee.

     Any vacancy on the Board of Directors created by the resignation, removal, incapacity, or death of any person designated under this Section 1 shall be filled by another person designated by the original Designating Party. The Stockholders shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the original Designating Party.

     This Section 1 shall terminate and be of no further force and effect upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Corporation from such offering are not less than $20,000,000 and the offering price per share is not less than $10.00, appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event.

     In the event that any Designating Party (or its or their respective partners, stockholders and affiliates) owns, in the aggregate, fewer than 200,000 shares of the Corporation's Common Stock, subject to adjustment for stock splits, stock dividends, combinations of shares and similar events, such Designating Party's right to make designations under this Section 1 shall terminate, and the obligation of the other parties under this Section 1 to vote for any members of the Board of Directors designated by such Designating Party shall terminate, but all other obligations of all parties hereunder shall continue unless otherwise terminated. For purposes of this paragraph, in determining the number of shares of Common Stock owned by a Designating Party, ownership by such Designating Party of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be deemed to be ownership by it of that number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are convertible.

     2.  Director Indemnification.  In the event that any director contemplated
         ------------------------
by this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Corporation pursuant to its Certificate of Incorporation, By-Laws or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the expenses of such representation shall be reimbursed by the Corporation to the extent provided in or authorized by said Certificate of Incorporation or other provision and permitted by applicable law.

     The Corporation and the Stockholders agree not to take any action to amend any provision of the Certificate of Incorporation or By-Laws of the Corporation relating to indemnification of directors, as presently in effect, without the prior written consent of holders of at least two-thirds in voting power of the Shares held by Founders, Original Investors, Series B Investors, Series C Investors and the Investors, voting together as a single class.

     3.  Accession.  Any Additional Investors as defined in the Purchase
         ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" and a "Stockholder" for all purposes of this Agreement.

     4.  Notices.  All notices, requests, consents and other communications
         -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class mail postage prepaid (other than to non-U.S. parties), by fax, or by DHL, Federal Express or any other internationally recognized express courier service, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

               (i)  if to the Corporation, to:

                    Sequenom, Inc.
                    11555 Sorrento Valley Road, Suite C
                    San Diego, CA 92121
                    Attention:  President
                    Fax: (619) 350-0344

               (ii)  with a copy to:

                     John A. Denniston, Esq.
                     Brobeck, Phleger & Harrison LLP
                     550 West C Street, Suite 1300
                     San Diego, CA 92101
                     Fax: (619) 234-3848

             (iii) if to the Stockholders, to their respective last known address or their respective address, if any, appearing in the books of the Corporation.


     5.  Assignment; Binding Effect.  No Designating Party may assign its or
         --------------------------
their rights hereunder. Subject to termination or partial termination as provided in Section 1, this Agreement shall be binding on the parties hereto and their respective legal representatives, successors and permitted assigns and on the transferees of any Shares now owned or hereafter acquired by them.

     6.  Entire Agreement; Amendment and Waiver.  This Agreement contains the
         --------------------------------------
sole and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto. Without limiting the generality of the foregoing, this Agreement amends and restates the Voting Agreement among the Corporation, the Founders, the Original Investors, the Series B Investors and the Series C Investors dated as of May 8, 1997, as amended as of January 12, 1998, which shall no longer have any force or effect. This Agreement may not be changed or terminated or any performance or condition waived, in whole or in part, except by the written agreement of the Corporation and Stockholders or transferees of their rights hereunder holding at least two-thirds in voting power of the Shares held by the Founders, two-thirds in voting power of the Shares held by the Original Investors, two-thirds in voting power of the Shares held by the Series B Investors, two-thirds in voting power of the Shares held by the Series C Investors, and two-thirds in voting power of the Shares held by the Investors. A waiver on one occasion shall not constitute a waiver on any further occasion.

     7.  Counterparts.  This Agreement may be executed in more than one
         ------------
counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

     8.  Applicable Law.  This Agreement shall be governed by, and construed and
         --------------
enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

     9.  Legend.  Each certificate for Shares shall bear a legend stating in
         ------
substance as follows, and each of the Stockholders shall cause its certificates to be so legended promptly after the execution and delivery of this Agreement:

     The shares of stock represented by this certificate are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement to the holder hereof upon written request and without charge.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

                              SEQUENOM, INC.

                              By:
                                 -------------------------------------
                                 Its President

FOUNDERS:


                              ----------------------------------------
                              Hubert Koster


                              ----------------------------------------
                              Nola E. Masterson


                              ----------------------------------------
                              Robert E. Patterson

ORIGINAL INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

                              TVM INTERTECH LIMITED
                              PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:
                                 -------------------------------------
                                 General Partner



                              KBL FOUNDER VENTURES SCA

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM EUROTECH LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:
                                 -------------------------------------
                                 General Partner



                              ***

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ALPINVEST INTERNATIONAL B.V.

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              ***


                              ----------------------------------------
                              Hubert Koster


                              ----------------------------------------
                              Ernst-Gunter Afting

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SERIES C INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM INTERTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                              TVM EUROTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner



                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP


                              By:
                                 -------------------------------------
                                 General Partner



                              ***

                              ALPINVEST INTERNATIONAL B.V.


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              ***

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

                              LOMBARD ODIER & CIE


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              ***

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.
                                Voting Agreement

                            Investor Signature Page
                            -----------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

     EXECUTED this 21st day of December, 1998.


                              ------------------------------------------
                              (Print name)

                              By:
                                 ---------------------------------------
                              Title:
                                    ------------------------------------
                              Address:
                                      ----------------------------------

      [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                                                       Exhibit A
                                                                       ---------

                                 SEQUENOM, INC.
                                Voting Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998, and an "Investor" and a "Stockholder" as defined in the Voting Agreement dated as of December 21, 1998, each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and
(iii) that it is bound by all terms and conditions of the Voting Agreement

     EXECUTED this ____ day of _________________, 1999.


                              ------------------------------------------
                              (Print name)

                              By:
                                 ---------------------------------------
                              Title:
                                    ------------------------------------
                              Address:
                                      ----------------------------------


 [ADDITIONAL INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]

                                 EXHIBIT 4.16C

                      Form of Stock Restriction Agreement
                      -----------------------------------

                AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT

     This Amended and Restated Stock Restriction Agreement (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster ("Koster"), Nola E. Masterson ("Masterson") and Robert E. Patterson ("Patterson," and together with Koster and Masterson, the "Founders"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share ("Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers being hereinafter referred to as the "Series D Investors", and, together with the Series B Investors and the Series C Investors, the "Investors").

                         W I T N E S S E T H   T H A T

     WHEREAS, the Series D Investors wish to purchase from the Corporation certain shares of Series D Preferred Stock;

     WHEREAS, the Series D Investors' purchase of such Series D Preferred Stock would materially benefit the Founders, the Series B Investors and the Series C Investors as holders of certain shares of the Corporation's capital stock and rights to acquire such capital stock;

     WHEREAS, it is a condition to the obligations of the Series D Investors under the Purchase Agreement that this Agreement be executed by the Corporation, the Founders, the Series B Investors and the Series C Investors, and the Corporation, the Founders, the Series B Investors and the Series C Investors are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Corporation to further the interests of the Corporation and its present and future stockholders, the parties hereby agree with each other as follows:

     1.  Certain Defined Terms.  As used in this Agreement, the following terms
         ---------------------
shall have the following respective meanings:

         (a) "Common Stock" means the Corporation's Common Stock, $.001 par value per share.

         (b) "Convertible Securities" means any evidences of indebtedness, shares of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

         (c) "Options" means any rights, options, or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

         (d) "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, $.001 par value per share.

         (e) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by any Founder or any Investor.

         (f) "Stock" shall mean and include all shares of Common Stock, all Convertible Securities, all Options, and all other securities of the Corporation which may be issued in exchange for or in respect of shares of Common Stock, Convertible Securities or Options (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization, or any other means).

     2.  Prohibited Transfers.  None of the Investors or Founders shall sell or
         --------------------
otherwise transfer, by gift or otherwise, all or any part of his Shares except in compliance with the terms of this Agreement.

     3.  Offer of Sale; Notice of Proposed Sale or Transfer.  If any Founder
         --------------------------------------------------
desires to sell or otherwise transfer any of his Shares, or of any interest therein, whether voluntarily or by operation of law, in any transaction other than pursuant to clauses (iii) or (iv) of Section 7(a) of this Agreement, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Selling Founder's Notice") to the Corporation and each of the other Investors. If any Investor desires to sell or otherwise transfer an aggregate of 50,000 or more Shares in one transaction or multiple transactions, or of any interest therein, whether voluntarily or by operation of law, other than in connection with any transaction described in Section 8(c) of this Agreement, such Investor (the "Selling Investor") shall first deliver written notice of his desire to do so (the "Selling Investor's Notice") to the Corporation. The Selling Founder's Notice and the Selling Investor's Notice must specify: (i) the name and address of the party to which the Selling Investor or Selling Founder proposes to sell or otherwise transfer the Shares or an interest in the Shares (the "Proposed Transferee"), (ii) the number of Shares the Selling Investor or Selling Founder proposes to sell or otherwise transfer (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Selling Investor or Selling Founder for the proposed sale or transfer, and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide.

     4.  Corporation's Option to Purchase Shares of Selling Founder.
         ----------------------------------------------------------

         (a) Except as set forth in Section 7(a), the Corporation shall have the first option to purchase all or any part of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Selling Founder's Notice. The Corporation must exercise such option, no later than fifteen (15) business days after such Selling Founder's Notice is deemed to have been delivered to it, by written notice to the Selling Founder.

         (b) In the event the Corporation does not exercise its option within such fifteen-business-day period with respect to all of the Offered Shares, the Chief Financial Officer of the Corporation shall, by the last day of such period, give written notice of that fact to the Investors (the "Investor Notice"). The Investor Notice shall specify the number of Offered Shares the Corporation has elected not to purchase (the "Remaining Shares").

         (c) In the event the Corporation duly exercises its option to purchase all or a portion of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation on the later of (i) the date five business days after the expiration of such fifteen-business-day period or (ii) the date that the Investors consummate their purchase of Offered Shares under
Section 5(c) hereof.

         (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation and/or the Investors exercising their options under Sections 4 and 5 hereof, respectively, may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Corporation and/or the Investors acquiring such Offered Shares.

     5.  Investors' Option to Purchase and Right to Participate in Sales by
         ------------------------------------------------------------------
Founders.
--------

         (a) Except as set forth in Section 7(a), each Investor shall have an option, exercisable for a period of fifteen (15) business days from the date of delivery of the Investor Notice, to purchase, on a pro rata basis, its Proportionate Percentage (as defined below) of the Remaining Shares, for the consideration per Share and on the terms and conditions set forth in the Selling Founder's Notice. Such option shall be exercised by delivery of written notice to the Chief Financial Officer of the Corporation. Alternatively, each Investor may, within the same fifteen-business-day period, notify the Chief Financial Officer of the Corporation of its desire to participate in the sale of Shares and to sell, on the terms as set forth in the Selling Founder's Notice including at the same price per Share on a common equivalent basis, up to an equivalent proportion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by such Investor as the proposed sale of the Remaining Shares represents with respect to the Shares then owned by the Selling Founder.

         (b) In the event options to purchase have been exercised by the Investors with respect to some but not all of the Remaining Shares, the Chief Financial Officer of the Corporation shall promptly give written notice of that fact to those Investors who have exercised their options within such period (the "Second Investor Notice"). The Second Investor Notice shall specify the number of Remaining Shares the Investors have not elected to purchase (the "Additional Remaining Shares"). The Investors who have exercised their options within the fifteen-business-day period specified in Section 5(a) shall have an additional option, for a period of ten (10) business days after delivery of the Second Investor Notice, to purchase all or any part of the Additional Remaining Shares on the terms and conditions set forth in the Selling Founder's Notice, which option shall be exercised by the delivery of written notice to the Chief Financial Officer of the Corporation. In the event that there are two or more such Investors that choose to exercise the last-mentioned option for a total number of Additional Remaining Shares in excess of the number available, the Additional Remaining Shares available for each such Investor's option shall be allocated to such Investors pro rata based on that percentage calculated by dividing (i) the number of Remaining Shares each such Investor elected to purchase in response to the Investor Notice by (ii) the aggregate number of Remaining Shares elected to be purchased (in response to the Investor Notice) by all such Investors, and only those Investors, electing to purchase any portion of the Additional Remaining Shares (in response to the Second Investor Notice), provided, however, that if the number of Additional Remaining Shares so calculated for any such Investor exceeds the number of the Additional Remaining Shares such Investor has elected to purchase, then that Investor shall receive the number of Additional Remaining Shares such Investor has elected to purchase, and the excess Additional Remaining Shares shall be reallocated on an equitable basis (as determined by the Board of Directors of the Corporation) among the remaining Investors electing to purchase any of the Additional Remaining Shares.

         (c) Promptly after the expiration of the last period for exercise of an Investor's purchase option, the Chief Financial Officer of the Corporation shall give written notice to the Selling Founder and the purchasing Investors, specifying the number of Remaining Shares to be purchased by each purchasing Investor. The closing of the purchase of the Remaining Shares shall take place at the offices of the Corporation no later than five (5) business days after delivery of such notice to the Selling Founder and the purchasing Investors.

         (d) As used in this Section 5, the term "Proportionate Percentage" shall mean with respect to each Investor a fraction, the numerator of which shall be the amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by such Investor, and the denominator of which shall be the total amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by all Investors, in each case on a common equivalent basis.

     6.  Co-Sale.
         -------

         (a) If the Corporation and the Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then each Investor which has, pursuant to
Section 5(a), expressed a desire to sell shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in the transaction (a "Participating Investor") shall be entitled to do so pursuant to this Section. The Chief Financial Officer of the Corporation shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell. The Selling Founder shall use his best efforts to interest the Proposed Transferee in purchasing, in addition to the Remaining Shares not subscribed for by the Investors, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell. If the Proposed Transferee does not wish to purchase all of the Stock so made available by the Selling Founder and the Participating Investors, then each Participating Investor and the Selling Founder shall be entitled to sell, on the terms and conditions set forth in the Selling Founder's Notice and on the same price per share on a common equivalent basis, a portion of the Stock being sold to the Proposed Transferee, in the same proportion as such Selling Founder or Participating Investor's ownership of Stock on a common equivalent basis bears to the aggregate amount of Stock owned by the Selling Founder and the Participating Investors on a common equivalent basis. The transaction contemplated by the Selling Founder's Notice shall be consummated not later than 60 days after the expiration of the Option Period.

         (b) If the Participating Investors do not elect to sell the full amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Selling Founder's Notice, that number of his Shares which equals the difference between the amount of Stock desired to be purchased by the Proposed Transferee and the number of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell, in each case on a common equivalent basis.

         (c) If the Selling Founder wishes to sell or otherwise transfer any of his Shares at a price per Share which differs from that set forth in the Selling Founder's Notice, upon terms different from those previously offered to the Corporation and the Investors, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Corporation and the Investors on the same terms and conditions as given the Proposed Transferee, and the Investors must first be offered the opportunity to participate in such transaction, in accordance with the procedures and time periods set forth above.

     7.  Permitted Transfers.
         -------------------

         (a) Subject to the provisions of Section 7(b) and Section 8, the Corporation's and the Investors' right of first refusal and the Investors' right of co-sale described in Sections 4 through 6 shall not apply to: (i) any transfer of Shares by a Founder by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Founder's immediate family;
(ii) any transfer of Shares by a Founder to a trust (A) in respect of which such Founder serves as trustee, provided that the trust instrument governing such trust shall provide that such Founder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement or (B) for the benefit solely of any member or members of such Founder's immediate family; (iii) any sale or transfer of Shares to the Corporation; (iv) any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); and (v) with respect to sales or other transfers of up to an aggregate of the following number of Shares (as adjusted to reflect any stock split, stock dividend, combination of shares or other similar transaction), but subject in any case to the restrictions set forth in
Section 8:  (A) in the case of each of Koster and Masterson, 130,000 Shares; and
(B) in the case of Patterson, 50,000 Shares;

         (b) In the event of any sale or transfer described in clauses (i) or
(ii) of Section 7(a), the transferee of the Shares shall hold the Shares so acquired subject to all the restrictions imposed by this Agreement and shall be deemed a Founder for all purposes hereof, and as a condition to such transfer, any such transferee shall, at the request of the Corporation or any Investor, execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement.

     8.  Consent of the Corporation to Transfer.
         --------------------------------------

         (a) As a condition to selling or otherwise transferring any Shares proposed to be sold or transferred by a Selling Founder and any Participating Investor to any Proposed Transferee, other than a sale or transfer described in clause (iii) or (iv) of Section 7(a), the Selling Founder or Participating Investor shall have obtained the written consent to such transfer by the Board of Directors of the Corporation by majority vote at a meeting or by unanimous consent in lieu of a meeting. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within thirty days of the date of the Selling Founder's Notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation and is not otherwise an inappropriate investor in the Corporation. In the event the Selling Founder disagrees with such determination, and the Board of Directors and the Selling Founder are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Founder shall arbitrate and finally resolve the disagreement.

         (b) As a condition to selling or otherwise transferring 50,000 or more Shares proposed to be sold or transferred by a Selling Investor to any Proposed Transferee, the Selling Investor shall have obtained the consent, by majority vote at a meeting or by unanimous written consent in lieu of a meeting, of the Board of Directors of the Corporation. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within ten (10) business days of the date of the Selling Investor' s Notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation. In the event the Selling Investor disagrees with such determination, and the Board of Directors and the Selling Investor are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Investor shall arbitrate and finally resolve the disagreement.

         (c) Notwithstanding the foregoing, Section 8(b) shall not apply to any Investor's sale or transfer of Shares to any Affiliate of such Investor. For such purpose, an "Affiliate" of any Investor means any general or limited partner of such Investor if it is a partnership, or any person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Investor. In addition, for such purpose, in the case of any Investor that is a limited partnership for which TVM Techno Venture Management Limited Partnership, TVM Techno Venture Management III GmbH or any of their respective Affiliates serves as general partner, the term "Affiliate" shall include KBL Founder Ventures SCA, KB Lux Venture Capital Fund- -European Biotechnology and their respective Affiliates and Alpinvest International B.V. and its Affiliates.

     9.  Corporation's Option to Purchase Shares of Selling Investor.
         -----------------------------------------------------------

         (a) If the Board of Directors determines that the Proposed Transferee of a Selling Investor is a competitor of the Corporation, the Corporation shall have the option to purchase all, but not less than all, of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Selling Investor's Notice. The Corporation must exercise such option, no later than ten (10) business days after such Selling Investor's Notice is deemed to have been delivered to it, by written notice to the Selling Investor.

         (b) In the event the Corporation does not exercise its option within such ten-business-day period with respect to all of the Offered Shares, the Selling Investor shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Selling Investor's Notice, the Offered Shares.

         (c) In the event the Corporation duly exercises its option to purchase all of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation no later than ten (10) business days after the notice by the Corporation to exercise its option is deemed to have been delivered to the Selling Investor.

         (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation exercising its option under this Section 9, may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Investor and the Corporation.

     10.  Lock-up.  Each Founder agrees that upon the request of the Corporation
          -------
or the underwriters managing an underwritten offering of the Corporation's securities, such Founder will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Corporation or such underwriters, as the case may be, for a period of up to 180 days from effective date of the applicable registration statement.

     11.  Sale or Transfer in Violation of this Agreement.  If any sale or other
          -----------------------------------------------
transfer of Shares is made or attempted in violation of any provision of this Agreement, or if any Shares are not offered to the Corporation or the Investors as required hereby, the Corporation and the Investors, as the case may be, shall have the right to purchase such Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it or they may have, the Corporation and the Investors may enforce their respective rights hereunder by actions for specific performance (to the extent permitted by law). The Corporation shall not be required (i) to transfer on its books any Shares or other Stock which has been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or Stock, or to pay dividends to, any transferee to whom any such Shares or Stock have been so sold or transferred.
If a Founder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedies it may have, send to such Founder the purchase price for such Shares as is herein specified and cancel on its books the certificate or certificates representing the Shares to be sold. Thereafter, all of the Founder's rights in and to such Shares shall terminate.

     12.  Disposition of Shares.  Any Shares that the Corporation elects to
          ---------------------
purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from the Founders.

     13.  Restrictive Legend.  All certificates representing Shares held by the
          ------------------
Founders or Investors which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

"The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Founders and Investors shall cause such legend to be affixed to any of such certificates not so legended.

     14.  Term.  This Agreement shall terminate upon the closing of a firm
          ----
commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the public offering price per share is not less than $10.00 (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event) and
(ii) the aggregate gross proceeds to the Corporation are not less than $20,000,000.

     15.  Specific Enforcement.  Each Investor and Founder expressly agrees that
          --------------------
a violation of this Agreement by such Investor or Founder could not be adequately compensated by money damages alone and that the Investors and the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Investor or Founder, the other Investors and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     16.  Other Agreements.  The restrictions on the Founders' right to dispose
          ----------------
of their Shares pursuant to this Agreement are in addition to and to be construed consistently with the Founders' rights and obligations (including restrictions on the Founders' right to dispose of shares of the Corporation's capital stock) contained in any other agreement relating to restrictions on the transferability of such Shares that the Founders execute before, on, or after the date hereof; provided, that this Agreement shall amend and restate the Stock Restriction Agreement dated as of May 8, 1997, as amended as of January 12, 1998, among the Corporation, the Founders, the Series B Investors and the Series C Investors, which shall no longer be of any force or effect.

     17.  Waiver, Modification and Termination.  No provision of this Agreement
          ------------------------------------
shall be deemed to have been waived by the Corporation or any Investor in the absence of a written agreement executed by such party with respect to such waiver. This Agreement may be modified or terminated only with the written consent of the Founders, the Corporation, and the holders of two-thirds in voting power of the Shares then held by the Investors.

     18.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement.

     19.  Binding Effect; Assignment.  This Agreement shall be binding upon the
          --------------------------
parties hereto and their heirs, legal representatives, successors and assigns. The rights and obligations of the Founders and Investors hereunder may not be assigned or delegated without the written consent of the Corporation.

     20.  Notices.  All notices, requests, consents, deliveries and other
          -------
communications hereunder shall be in writing and shall be delivered in person or duly sent by first class mail postage prepaid (other than in the case of non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized express courier service, to the Corporation at its principal place of business, and to the Investors and the Founders at their respective last known address or at their respective address, if any, appearing on the books of the Corporation.

     21.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     22.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the substantive law of the State of California, without regard to its principles of conflicts of laws.

     23.  Captions.  Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     24  Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. Each such counterpart may contain one or more signature pages.


                                    *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stock Restriction Agreement as of the day and year first above written.

                              SEQUENOM, INC.

                              By:
                                 -------------------------------------
                                 Its President

FOUNDERS:


                              ----------------------------------------
                              Hubert Koster


                              ----------------------------------------
                              Nola E. Masterson


                              ----------------------------------------
                              Robert E. Patterson

SERIES B INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

                              TVM INTERTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM EUROTECH LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                              TVM TECHNO VENTURE INVESTORS NO. I LIMITED
                              PARTNERSHIP

                              By:
                                 -------------------------------------
                                 General Partner


                              ***

                              ALPINVEST INTERNATIONAL B.V.

                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              ***

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

                              ----------------------------------------
                              Hubert Koster


                              ----------------------------------------
                              Ernst-Gunter Afting



                              ***

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***
SERIES C INVESTORS:

                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM INTERTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              TVM ZWEITE BETEILIGUNG-US
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM EUROTECH
                              LIMITED PARTNERSHIP


                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its general partner


                              By:   TVM Management LLC
                                      its general partner


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP


                              By:
                                 -------------------------------------
                                 General Partner


                              ***

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ALPINVEST INTERNATIONAL B.V.


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


                              ***


                              LOMBARD ODIER & CIE


                              By:
                                 -------------------------------------
                              Its:
                                 -------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
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                              ***
     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                              ***

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              ------------------------------------------
                              (print name)


                              By:
                                 ---------------------------------------
                              Title:
                                    ------------------------------------

                              By:
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                              Title:
                                    ------------------------------------

                              Address:
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[INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                                   Exhibit A
                                   ---------

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                       Additional Investor Signature Page
                       ----------------------------------

     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

     EXECUTED this ____ day of ____________, 1999.




                              ------------------------------------------
                              (print name)


                              By:
                                 ---------------------------------------
                              Title:
                                    ------------------------------------

                              Address:
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                    [ADDITIONAL INVESTOR SIGNATURE PAGE TO
               AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                                  EXHIBIT 4.19

                              Related Transactions
                              --------------------

     None.

                                  EXHIBIT 4.20

                             Governmental Consents
                             ---------------------

     None.

                                  EXHIBIT 4.23

                       Commitments from German Government
                       ----------------------------------

Description of agreements between Sequenom Instruments GmbH ("Sequenom Germany") and with Technnologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank ("TBG")

1.  The May 1995 "BJTU" Agreement
    -----------------------------

     TBG has provided DM 1 million silent partnership financing to Sequenom Germany, which matches DM 1 million of capital invested in Sequenom Germany by the Corporation. The terms of the silent partnership arrangement are as follows:

     Interest rate of 6% on the principal amount of the silent partnership loan. Interest payable beginning June 30, 1997.
     Additional compensation as follows:

     . 9% of any annual profits, beginning with fiscal year 1997, if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan.

     .  25% of the amount loaned is due at the end of the investment period.
        The profit shares described above, if any, are applied toward this additional payment. The TBG may elect to forego such payments in certain situations.

     Principal payment due on December 31, 2005

     This agreement has no "downside protection," which is contained in the 1995 agreement.

2.  The December 1995 "BJTU" Agreement
    ----------------------------------

     TBG has provided DM 3 million silent partnership financing to Sequenom Germany, which matches DM 3 million of capital invested in Sequenom Germany by the Corporation. The terms of the silent partnership arrangement are as follows:

     Interest rate of 6% on the principal amount of the silent partnership loan.

     Interest payable beginning June 30, 1997.

     Additional compensation as follows:

     . 9% of any annual profits, beginning with fiscal year 1997, if the profits exceed DM 100,000, up to a maximum compensation amount of 6% of the silent partnership loan.

     .  30% of the amount loaned is due at the end of the investment period.
        The profit shares described above, if any, are applied toward this additional payment. The TBG may elect to forego such payments in certain situations.

     Principal payment due on December 31, 2005.

     This agreement also contains a "50 % downside protection" for the investors in the Inc. as follows: Under certain circumstances, if the Corporation exercises its "put option" to TBG of its equity interest in Sequenom Germany, TBG will pay to the Inc. 50% of the amount of the silent partnership.

3.  The October 1997 "BJTU" Agreement
    ---------------------------------

     TBG has provided DM 2 million silent partnership financing to Sequenom Germany, which matches DM 2 million of capital invested in Sequenom Germany by the Corporation. The terms of the silent partnership arrangement are as follows:

     Interest rate of 7% on the principal amount of the silent partnership loan.

     Interest payable beginning May 31, 1998.

     Additional compensation as follows:

     . 9% of any annual profits, beginning with fiscal year 1998, if the profits exceed DM 100,000, up to a maximum compensation amount of 7% of the silent partnership loan.

     .  35% of the amount loaned is due at the end of the investment period.
        The profit shares described above, if any, are applied toward this additional payment. The TBG may elect to forego such payments in certain situations.

     Principal payment due on December 31, 2007.

4.  The January 1998 "BJTU" Agreement
    ---------------------------------

     TBG has provided DM 4 million silent partnership financing to Sequenom Germany. The terms of the silent partnership arrangement are as follows:

     Interest rate of 6% of Sequenom GmbH's annual profits.

     The loan may be converted to Common Stock each June or December at the option of the bank. The conversion ratio is calculated as the arithmetic mean between $3.15 per share and the current valuation of the Common Stock at the time of conversion, not to exceed $8.40 per share.

     The loan must be repaid by December 31, 2007, if not previously converted.

5.   The February 1998 "BJTU" Agreement
     ----------------------------------

     In February 1998, a German bank purchased 2,700 shares or approximately 5% of Sequenom GmbH common stock for DM 3 million (approximately $1,714,000). These shares can be converted to Sequenom, Inc.'s Series C Preferred Stock at the option of the bank. The conversion price is $3.15 per share. Sequenom, Inc. can call for conversion in the case of an initial public offering or the exit of existing investors.

Description of the grant programs for which Sequenom Germany has received approvals:

1. Grant from the "Biotechnology 2000" grant scheme from the Ministry of Research and Technology ("BMBF"):

     The BMBF has approved a grant (which is a non-repayable contribution) in the amount of DM 2.2 million based on the application for the financing of a total research and development project of DM 4.4 million. The grant coverage is therefore 50% of total estimated project cost. The company will call the money quarterly in arrears based on actual cost attributable to the project. The project started on September 1, 1995 and has a duration of three years.

2.  Grant from Freie und Hansestadt Hamburg (City of Hamburg):

     The City of Hamburg has approved a grant of DM 800,000 based on a list of equipment for Sequenom's laboratory to be purchased after September 1, 1995. Total expected cash outflows for the equipment purchases is DM 1.6 million. Grant coverage is also 50% of estimated cost.

Both grants do not have to be repaid.